BEAR STEARNS ASSET BACKED SECURITIES I LLC,
as Depositor

BEAR STEARNS ARM TRUST 2006-1,
as Issuing Entity

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

WELLS FARGO BANK, N.A.,
as Master Servicer and Securities Administrator

CSE MORTGAGE LLC
as Sponsor

EMC MORTGAGE CORPORATION
as Mortgage Loan Seller and Company

and

CS OT I LLC,
as Seller

SALE AND SERVICING AGREEMENT

Dated as of February 28, 2006

Bear Stearns Asset Backed Securities I LLC
Bear Stearns ARM Trust 2006-1,
Mortgage-Backed Notes, Series 2006-1

(continued)

(continued)

		Page

Section 7.09.	Termination	54
Section 7.10.	No Petition	55
Section 7.11.	No Recourse	55
Section 7.12.	Additional Terms Regarding Indenture	55
ARTICLE VIII
SPECIAL SERVICING CONDITIONS PRIOR TO THE REMIC CONVERSION
Section 8.01.	Sale of REO Property.	56
Section 8.02.	Foreclosure Restrictions. [DEPENDING ON WHETHER YOU WANT THIS SERVICING AGREEMENT TO STAY IN EFFECT AFTER THE REMIC ELECTIONS OR IF SERVICING SHOULD BE DONE UNDER THE NEW PSA, THE FOLLOWING SHOULD BE PLACED IN THE RELEVANT DOCUMENT.]	56

(continued)
Page

EXHIBITS

Exhibit A	-	Mortgage Loan Schedule
Exhibit B	-	Request for Release of Documents
Exhibit C	-	Wells Fargo Servicing Agreement
Exhibit D	-	Wells Fargo Assignment Agreement
Exhibit E-1	-	Mortgage Loan Purchase Agreement
Exhibit E-2	-	Loan Sale Agreement
Exhibit F	-	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit G	-	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit H	-	Additional Disclosure Notification
Exhibit I	-	Form of Back-Up Certification

SALE AND SERVICING AGREEMENT

Sale and Servicing Agreement dated as of February 28, 2006 (the “Agreement”), among Bear Stearns Asset Backed Securities I LLC, a Delaware corporation, as depositor (the “Depositor”), Bear Stearns ARM Trust 2006-1, a Delaware statutory trust, as issuing entity (the “Issuing Entity”), U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee”), Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) CS OT I LLC, as seller (the “Seller”), CSE Mortgage LLC, as Sponsor (in such capacity, the “Sponsor”) and EMC Mortgage Corporation, as mortgage loan seller (in such capacity, the “Mortgage Loan Seller”) and as company (in such capacity, the “Company”).

PRELIMINARY STATEMENT

On or prior to the Closing Date, the Seller acquired the Mortgage Loans from the Mortgage Loan Seller pursuant to the Loan Sale Agreement and the Depositor acquired the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement. Prior to the Closing Date, pursuant to a Trust Agreement, as amended and restated on the Closing Date, the Depositor created Bear Stearns ARM Trust 2006-1, a Delaware statutory trust, for the purpose of holding the Mortgage Loans and issuing the Trust Certificates (the “Certificates”), pursuant to the Trust Agreement, and the Notes, pursuant to the Indenture. Pursuant to this Agreement, on the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Issuing Entity and pursuant to the Indenture, the Issuing Entity will pledge all of its right, title and interest in and to the Mortgage Loans and other property acquired from the Depositor pursuant to this Agreement to the Indenture Trustee to secure the Notes issued pursuant to the Indenture. In consideration for the Mortgage Loans and other property conveyed pursuant to this Agreement, the Depositor will receive from the Issuing Entity the Certificates evidencing the entire beneficial ownership interest in the Issuing Entity and the Notes representing indebtedness of the Issuing Entity.

The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $981,130,873.12.

In consideration of the mutual agreements herein contained, each of the Depositor, the Issuing Entity, the Master Servicer, the Securities Administrator, the Seller, the Mortgage Loan Seller, the Company and the Indenture Trustee undertakes and agrees to perform their respective duties hereunder as follows:

ARTICLE I
Definitions

Section 1.01.  Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Other Definitional Provisions.

(a)  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)  As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)  The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(d)  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)  Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II
Conveyance of Mortgage Loans

Section 2.01. Conveyance of Mortgage Loans to Issuing Entity. i) The Depositor concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Issuing Entity without recourse all its right, title and interest in and to (i) the Mortgage Loans and Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (ii) all funds on deposit from time to time in the Master Servicer Collection Account, excluding any investment income from such funds; (iii) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (iv) any REO Property; (v) all rights under (I) the Mortgage Loan Purchase Agreement as assigned to the Issuing Entity, with respect to the Mortgage Loans to the extent provided in Section 2.03(a), (II) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto) and (III) the rights with respect to the Wells Fargo Servicing Agreement, as assigned to the Issuing Entity by the Assignment Agreement; and (vi) any proceeds of the foregoing. Although it is the intent of the Depositor and the Issuing Entity that the conveyance of the Depositor’s right, title and interest in and to the Mortgage Loans and other assets in the Trust Estate to the Issuing Entity pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Issuing Entity a first priority perfected security interest in all of the Depositor’s right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Estate, and that this Agreement shall constitute a security agreement under applicable law. Following the occurrence of the REMIC Conversion, as described in the Trust Agreement, the Depositor concurrently with the execution and delivery of the new REMIC Class A Indenture and new Underlying REMIC Trust Pooling and Servicing Agreement shall transfer and assign to the Underlying REMIC Trust without recourse all its right, title and interest in and to the aforementioned items then remaining in the Trust Estate for the benefit of the holders of the REMIC Certificates. At such time, the Depositor shall also transfer and assign in trust to the Issuing Entity without recourse all the right, title and interest in and to the REMIC Class A Certificates for the benefit of the holders of the REMIC Class A Notes and the new certificate then issued by the Issuing Entity representing the residual interest in the REMIC elected by the Issuing Entity. The Issuing Entity shall acknowledge receipt of the REMIC Class A Certificates and declare that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC Class A Notes and such new residual certificate.

(b) In connection with the above transfer and assignment, the Depositor hereby delivers to the Custodian, on behalf of the Issuing Entity (or Underlying REMIC Trust following the REMIC Conversion), with respect to each Mortgage Loan:

(i) the original Mortgage Note, endorsed without recourse in blank or to the order of the Indenture Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it in blank or to the Indenture Trustee, or lost note affidavit together with a copy of the related Mortgage Note;

(ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form);

(iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to “U.S. Bank National Association, as Indenture Trustee, on behalf of the Noteholders”, with evidence of recording with respect to each Mortgage Loan in the name of the Indenture Trustee thereon (or if clause (a) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form);

(iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon;

(v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

(vi) the original or a copy of the policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance; and

(vii) originals of all modification agreements, if applicable and available;

provided, however, in lieu of the foregoing, the Depositor may deliver to the Custodian, the following documents, under the circumstances set forth below: (a) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Servicer, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (b) in lieu of the Security Instrument, assignment in blank or to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded or from the Depositor’s agent, escrow agent or closing attorney; (c) in lieu of the Mortgage Notes relating to the Mortgage Loans, the Depositor may deliver lost note affidavits from the Mortgage Loan Seller; and (d) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Servicer and the Mortgage Loan Seller, between the Mortgage Loan Seller and the Seller, between the Seller and the Depositor, between the Depositor and the Issuing Entity, and between the Issuing Entity and the Indenture Trustee; and provided, further, however, that in the case of the Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Indenture Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian, promptly after they are received. The Depositor shall cause the Mortgage Loan Seller, at its expense, to cause each assignment of the Security Instrument to the Indenture Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agencies as evidenced in writing or an Opinion of Counsel addressed to the Indenture Trustee has been provided to the Indenture Trustee and the Issuing Entity which states that recordation of such Security Instrument is not required to protect the interests of the Noteholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successor and assigns; provided, however, notwithstanding the foregoing, each assignment shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Issuing Entity or the Indenture Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof. Notwithstanding the foregoing, if the Mortgage Loan Seller fails to pay the cost of recording the assignments, such expense will be paid by the Securities Administrator from funds in the Payment Account in accordance with Section 4.05 of this Agreement.

(c) The Depositor, the Master Servicer, the Mortgage Loan Seller and the Indenture Trustee agree that it is not intended that any mortgage loan be conveyed to the Issuing Entity that is either (i) a High-Cost Home Loan as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a High-Cost Home Loan as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a High Cost Home Mortgage Loan as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, or (iv) a High-Cost Home Loan as defined by the Indiana High Cost Home Loan Law effective Jan 1, 2005.

Section 2.02. Acceptance of Mortgage Loans by the Issuing Entity.

(a) The Issuing Entity acknowledges the sale, transfer and assignment of the Trust Estate to it by the Depositor and receipt of, subject to further review by the Custodian, on its behalf, and the exceptions which may be noted by the Custodian, on its behalf, pursuant to the procedures described below, and the Issuing Entity will cause the Custodian to hold, the documents (or certified copies thereof) delivered to the Custodian, pursuant to Section 2.01, and any amendments, replacements or supplements thereto and all other assets of the Trust Estate delivered to it, in trust for the use and benefit of all present and future Holders of the Notes issued pursuant to the Indenture. On the Closing Date, with respect to the Mortgage Loans, in accordance with the Custodial Agreement, the Custodian shall acknowledge with respect to each Mortgage Loan by delivery to the Depositor, the Mortgage Loan Seller, the Indenture Trustee and the Issuing Entity of an Initial Certification, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Custodian thereof), the Custodian, in accordance with the Custodial Agreement, shall review each Mortgage File delivered to it and shall execute and deliver to the Depositor, the Seller, the Indenture Trustee and Issuing Entity an Interim Certification. In conducting such review, the Custodian will ascertain whether all documents required to be reviewed by it have been executed and received, and based on the Mortgage Loan Schedule, whether the Mortgage Notes relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File has not been executed or received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit A, or does not conform on its face to the review criteria specified in this Section (a “Material Defect”), the Custodian shall notify the Mortgage Loan Seller and the Indenture Trustee of such Material Defect in writing. In accordance with the Loan Sale Agreement, the Mortgage Loan Seller shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Indenture Trustee of the defect and if the Mortgage Loan Seller fails to correct or cure the Material Defect within such period, the Indenture Trustee shall enforce the Mortgage Loan Seller’s obligation under the Loan Sale Agreement within 90 days from the Indenture Trustee’s notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, if such Material Defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that, the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

(b) No later than 180 days after the Closing Date, the Custodian, in accordance with the Custodial Agreement, will review, for the benefit of the Noteholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor, the Mortgage Loan Seller, the Indenture Trustee and the Issuing Entity a Final Certification. In conducting such review, the Custodian will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian finds a Material Defect, the Custodian shall promptly notify the Mortgage Loan Seller and the Indenture Trustee in writing (provided, however, with respect to those documents described in subsections (b)(iv), (v) and (vii) of Section 2.01, the Custodian’s obligations shall extend only to the documents actually delivered to the Custodian pursuant to such subsections). In accordance with the Loan Sale Agreement the Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Custodian or the Indenture Trustee of the Material Defect and if the Mortgage Loan Seller is unable to cure such Material Defect within such period, and if such Material Defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Indenture Trustee shall enforce the Mortgage Loan Seller’s obligation under the Loan Sale Agreement to within 90 days from the Custodian’s or Indenture Trustee’s notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan, if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

(c) In the event that a Mortgage Loan is purchased by the Mortgage Loan Seller in accordance with Subsections 2.02(a) or (b) above, the Mortgage Loan Seller shall remit to the Master Servicer the Repurchase Price for deposit in the Master Servicer Collection Account and the Mortgage Loan Seller shall provide to the Securities Administrator and the Indenture Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Master Servicer Collection Account, the Depositor shall notify the Indenture Trustee and the Custodian, and the Indenture Trustee (upon receipt of a Request for Release in the form of Exhibit B attached hereto with respect to such Mortgage Loan and certification that the Repurchase Price has been deposited in the Master Servicer Collection Account), shall cause the Custodian to release to the Mortgage Loan Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Mortgage Loan Seller, as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor, the Indenture Trustee and the Custodian, to reflect such repurchase and shall promptly deliver to the Rating Agencies, the Indenture Trustee, the Custodian and the Issuing Entity a copy of such amendment. The obligation of the Mortgage Loan Seller to repurchase or substitute for any Mortgage Loan a Substitute Mortgage Loan as to which such a Material Defect in a constituent document exists shall be the sole remedy respecting such Material Defect available to the Issuing Entity, the Noteholders or to the Indenture Trustee on their behalf.

Section 2.03. Assignment of Interest in the Mortgage Loan Purchase Agreement. ii) The Depositor hereby assigns to the Issuing Entity, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor’s rights and obligations pursuant to the Wells Fargo Servicing Agreement (noting that the Mortgage Loan Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the Mortgage Loans of the Servicer under the Wells Fargo Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The Depositor hereby acknowledges that such right, title and interest in the Mortgage Loan Purchase Agreement, will be pledged by the Issuing Entity to the Indenture Trustee pursuant to the Indenture. The obligations of the Mortgage Loan Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Issuing Entity’s, the Indenture Trustee’s and the Noteholders’ sole remedy for any breach thereof. At the request of the Issuing Entity or the Indenture Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Issuing Entity, the Indenture Trustee and the Noteholders and shall execute such further documents as the Issuing Entity or the Indenture Trustee may reasonably require in order to enable the Indenture Trustee to carry out such enforcement.

If the Depositor, the Securities Administrator, the Issuing Entity, the Seller or the Indenture Trustee discovers a breach of any of the representations and warranties set forth in the Loan Sale Agreement, which breach materially and adversely affects the value of the interests of the Issuing Entity, the Noteholders or the Indenture Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Mortgage Loan Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Loan Sale Agreement and Section 2.05 of this Agreement, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Issuing Entity; provided, however, if there is a breach of any representation set forth in the Loan Sale Agreement or Section 2.05 of this Agreement, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Mortgage Loan Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Mortgage Loan Seller to the extent not required by law to be paid to the borrower. Any such purchase by the Mortgage Loan Seller shall be made by providing an amount equal to the Repurchase Price to the Master Servicer for deposit in the Master Servicer Collection Account and written notification detailing the components of such Repurchase Price. The Depositor shall submit to the Indenture Trustee and the Custodian a Request for Release, and the Indenture Trustee shall cause the Custodian to release, upon receipt of certification from the Master Servicer that the Repurchase Price has been deposited in the Master Servicer Collection Account, to the Mortgage Loan Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Mortgage Loan Seller, without recourse, representation or warranty as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly deliver to the Issuing Entity, Indenture Trustee, the Custodian and the Rating Agencies a copy of such amendment. Enforcement of the obligation of the Mortgage Loan Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuing Entity, the Noteholders or the Indenture Trustee on their behalf. If there is a breach of a representation or warranty set forth in the Loan Sale Agreement and the Mortgage Loan Seller fails to cure, purchase or substitute then, pursuant to the Assignment Agreement, Wells Fargo Bank, N.A., as company under the Assignment Agreement, will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan.

Section 2.04. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Loan Sale Agreement or Sections 2.02 or 2.03 of this Agreement, the Mortgage Loan Seller may, no later than the date by which such purchase by the Mortgage Loan Seller would otherwise be required, tender to the Indenture Trustee a Substitute Mortgage Loan (and only in the case of a REMIC Conversion, if such substitution occurs no later than two years after REMIC Conversion), accompanied by a certificate of an authorized officer of the Mortgage Loan Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of “Substitute Mortgage Loan” in this Agreement. The Indenture Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Indenture Trustee shall cause the Custodian to notify the Mortgage Loan Seller, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of Section 2.02. Within two Business Days after such notification, the Mortgage Loan Seller shall provide to the Master Servicer for deposit in the Master Servicer Collection Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Mortgage Loan Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Mortgage Loan Seller. After such notification to the Mortgage Loan Seller and, if any such excess exists, upon receipt of certification from the Master Servicer that such excess has been deposited in the Master Servicer Collection Account, the Indenture Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Estate and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Mortgage Loan Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Mortgage Loan Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Estate. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Indenture Trustee and the Custodian of a Request for Release for such Mortgage Loan), the Indenture Trustee shall cause the Custodian to release to the Mortgage Loan Seller the related Mortgage File related to any Mortgage Loan released pursuant to the Loan Sale Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage Loan released pursuant to the Loan Sale Agreement or Section 2.04 of this Agreement, as applicable. The Mortgage Loan Seller shall deliver to the Custodian the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Loan Sale Agreement and Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Loan Sale Agreement shall be deemed to have been made by the Mortgage Loan Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Indenture Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Issuing Entity, the Indenture Trustee, the Custodian and the Rating Agencies.

Section 2.05. Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases After the REMIC Conversion.

(a) Notwithstanding any contrary provision of this Agreement, following the REMIC Conversion, as described in the Trust Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02, 2.03 or 2.04 shall be made unless the Mortgage Loan Seller delivers to the Indenture Trustee with regard to the REMIC Class A Notes, the Securities Administrator and the Owner Trustee an Opinion of Counsel, addressed to such Indenture Trustee, Securities Administrator and Owner Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on “prohibited transactions” of any REMIC or contributions after the startup date of any REMIC, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any REMIC Class A Notes or REMIC Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02, 2.03 or 2.04) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Indenture Trustee with regard to the REMIC Class A Notes and Owner Trustee of an Opinion of Counsel addressed to such Indenture Trustee and Owner Trustee to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

(b) Following the REMIC Conversion, as described in the Trust Agreement, upon discovery by the Depositor, the Mortgage Loan Seller or the Master Servicer that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties and the Indenture Trustee with regard to the REMIC Class A Notes and Owner Trustee. In connection therewith, such Indenture Trustee and Owner Trustee shall require the Mortgage Loan Seller, at its option, to either (i) substitute, if the conditions in Section 2.04 and this Section 2.05 with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty in accordance with Section 2.03. The Indenture Trustee with regard to the REMIC Class A Notes shall reconvey to the Mortgage Loan Seller the Mortgage Loan to be released pursuant hereto (and the Custodian shall deliver the related Mortgage File) in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty in accordance with Section 2.03.

Section 2.06. Representations and Warranties Concerning the Depositor. The Depositor hereby represents and warrants to the Issuing Entity, the Indenture Trustee, the Master Servicer and the Securities Administrator as follows:

(i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor’s business as presently conducted or on the Depositor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement;

(vii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor’s ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(viii) immediately prior to the transfer and assignment to the Issuing Entity, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Issuing Entity free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

Section 2.07. Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuing Entity, the Depositor, the Seller and the Indenture Trustee for the benefit of the Noteholders, as follows:

(i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

(ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

(v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

Section 2.08. Assignment of Agreement. The Seller, the Depositor and the Master Servicer hereby acknowledge and agree that the Issuing Entity may assign its interest under this Agreement to the Indenture Trustee (or the Indenture Trustee with regard to the REMIC Class A Notes or the Trustee with regard to the REMIC Certificates, as applicable), for the benefit of the Noteholders or the holders of any REMIC Class A Notes or REMIC Certificates, as may be required to effect the purposes of the Indenture or other governing agreement, without further notice to, or consent of, the Seller, the Depositor or the Master Servicer, and the Indenture Trustee shall succeed to such of the rights of the Issuing Entity hereunder as shall be so assigned. The Issuing Entity shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Article II of this Agreement for breaches of the representations, warranties, agreements and covenants of the Mortgage Loan Seller contained in the Loan Sale Agreement, to the Indenture Trustee (or the Indenture Trustee with regard to the REMIC Class A Notes or the Trustee with regard to the REMIC Certificates, as applicable), for the benefit of the Noteholders or the holders of any REMIC Class A Notes or REMIC Certificates. The Mortgage Loan Seller agrees that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Issuing Entity, the repurchase obligations of the Mortgage Loan Seller set forth herein and in the Loan Sale Agreement with respect to breaches of such representations, warranties, agreements and covenants. Any such assignment to the Indenture Trustee (or the Indenture Trustee with regard to the REMIC Class A Notes or the Trustee with regard to the REMIC Certificates, as applicable) shall not be deemed to constitute an assignment to the Indenture Trustee (or the Indenture Trustee with regard to the REMIC Class A Notes or the Trustee with regard to the REMIC Certificates, as applicable) of any obligations or liabilities of the Issuing Entity under this Agreement.

ARTICLE III
Administration and Servicing of Mortgage Loans

Section 3.01. Master Servicer. The Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Wells Fargo Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the Wells Fargo Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 7.03 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer pursuant to the Wells Fargo Servicing Agreement.

The Indenture Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall not be liable for the Servicer’s or the Master Servicer’s use or misuse of such powers of attorney.

The Indenture Trustee shall provide access to the records and documentation in possession of the Indenture Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee; provided, however, unless otherwise required by law, the Indenture Trustee shall not be required to provide access to such records and documentation to the Noteholders if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee’s actual costs.

The Indenture Trustee shall execute and deliver to the Servicer or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee’s sale or other documents necessary or reasonably desirable to (i) effect the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) take any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

Section 3.02. Monitoring of Servicer. iii) The Master Servicer shall be responsible for reporting to the Issuing Entity, the Indenture Trustee and the Depositor (and the Underlying Trust REMIC and the Indenture Trustee with respect to the REMIC Class A Notes and Trustee with respect to the REMIC Certificates) the compliance by each Servicer with its duties under the Wells Fargo Servicing Agreement. In the review of the Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to the Servicer’s compliance with the terms of the Wells Fargo Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with the Wells Fargo Servicing Agreement, or that a notice should be sent pursuant to the Wells Fargo Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Issuing Entity and the Indenture Trustee (and the Underlying Trust REMIC and the Indenture Trustee with respect to the REMIC Class A Notes and Trustee with respect to the REMIC Certificates) thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b) The Master Servicer, for the benefit of the Issuing Entity, the Indenture Trustee and the Noteholders (and the Underlying Trust REMIC and the Indenture Trustee with respect to the REMIC Class A Notes and Trustee with respect to the REMIC Certificates), shall enforce the obligations of the Servicer under the Wells Fargo Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the Wells Fargo Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Issuing Entity and the Indenture Trustee to enter into a new servicing agreement with a successor servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the Wells Fargo Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense provided that, the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action. Subject to the Wells Fargo Servicing Agreement, the Servicer may also, in its discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the Servicer reasonably believes that such sale would maximize proceeds to the Trust in the aggregate (on a present value basis) with respect to that Mortgage Loan.

(c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer with respect to the Wells Fargo Servicing Agreement (including, without limitation, (i) all out of pocket legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the Wells Fargo Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

(d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the Wells Fargo Servicing Agreement.

(e) If the Master Servicer acts as a Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

Section 3.03. Fidelity Bond. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 3.04. Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuing Entity, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the Wells Fargo Servicing Agreement, as applicable; provided, however, no such action after the REMIC Conversion shall result in a “significant modification” pursuant to Treasury Regulation Section 1.860G-2(b). The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the Wells Fargo Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.11 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Issuing Entity or the Indenture Trustee, be deemed to be the agent of the Issuing Entity or the Indenture Trustee.

Section 3.05. Due-on-Sale Clauses; Assumption Agreements. To the extent provided in the Wells Fargo Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the Wells Fargo Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the Wells Fargo Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the Wells Fargo Servicing Agreement.

Section 3.06. Release of Mortgage Files. iv) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Noteholders on the next Payment Date, the Servicer will, if required under the Wells Fargo Servicing Agreement, promptly furnish to the Indenture Trustee or the Custodian on its behalf two copies of a certification substantially in the form of Exhibit B hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Servicer pursuant to the Wells Fargo Servicing Agreement have been so deposited) and shall request that the Indenture Trustee deliver or cause the Custodian to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release or cause the Custodian to release the related Mortgage File to the Servicer and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

(b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the Wells Fargo Servicing Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicer or the Master Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Indenture Trustee shall, upon the request of the Servicer or the Master Servicer, and delivery to the Indenture Trustee or the Custodian on its behalf, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit B (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release or cause the Custodian to release the related Mortgage File held in its or the Custodian’s possession or control to the Servicer or the Master Servicer, as applicable. The Servicer or the Master Servicer shall be obligated to return the Mortgage File to the Indenture Trustee or the Custodian when the need therefor by the Servicer or the Master Servicer, as it reasonably determines, no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee or the Custodian to the Servicer or the Master Servicer.

Section 3.07. Documents, Records and Funds in Possession of Master Servicer To Be Held for Issuing Entity and Indenture Trustee.

(a) The Master Servicer shall transmit and the Servicer (to the extent required by the Wells Fargo Servicing Agreement) shall transmit to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof, or in the case of the Servicer, the Wells Fargo Servicing Agreement, to be delivered to the Indenture Trustee. Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Issuing Entity (or the Underlying REMIC Trust) and the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) subject to the Master Servicer’s right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement and the right of the Servicer to retain its Servicing Fee and other amounts as provided in the Wells Fargo Servicing Agreement. The Master Servicer shall, and (to the extent provided in the Wells Fargo Servicing Agreement) shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Issuing Entity (or the Underlying REMIC Trust), the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Issuing Entity (or the Underlying REMIC Trust), the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) and shall be and remain the sole and exclusive property of the Issuing Entity (or the Underlying REMIC Trust), subject to the pledge to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable); provided, however, the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement or the Wells Fargo Servicing Agreement.

Section 3.08. Standard Hazard Insurance and Flood Insurance Policies.

(a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the Wells Fargo Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the Wells Fargo Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the Wells Fargo Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b) Pursuant to Section 4.01 and 4.02, any amounts collected by the Servicer or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Wells Fargo Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.02 and 4.03. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Noteholders and shall be recoverable by the Master Servicer or the Servicer pursuant to Section 4.02 and 4.03.

Section 3.09. Presentment of Claims and Collection of Proceeds. The Master Servicer shall (to the extent provided in the Wells Fargo Servicing Agreement) cause the Servicer to prepare and present on behalf of the Issuing Entity (or the Underlying REMIC Trust), the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.10. Maintenance of the Primary Mortgage Insurance Policies.

(a) The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under the Wells Fargo Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicer (to the extent required under the Wells Fargo Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the Wells Fargo Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicer (to the extent required under the Wells Fargo Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the Wells Fargo Servicing Agreement, as applicable.

(b) The Master Servicer agrees to cause the Servicer (to the extent required under the Wells Fargo Servicing Agreement) to present, on behalf of the Issuing Entity (or the Underlying REMIC Trust), the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates), claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01 and 4.02, any amounts collected by the Master Servicer or the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Sections 4.02 and 4.03.

Section 3.11. Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Indenture Trustee shall retain or shall cause the Custodian to retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Notes have been distributed in full and the Indenture has been satisfied and discharged in accordance with Section 4.10 of the Indenture, the Indenture Trustee shall also retain, or shall cause the Custodian to retain, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

Section 3.12. Realization Upon Defaulted Mortgage Loans. For each Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Master Servicer shall cause the Servicer (to the extent required under the Wells Fargo Servicing Agreement) to either (i) foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such Mortgage Loans, all in accordance with the Wells Fargo Servicing Agreement or (ii) as an alternative to foreclosure, sell such defaulted Mortgage Loans at fair market value to third-parties, if such Servicer reasonably believes that such sale would maximize proceeds to the Trust (on a present value basis) with respect to those Mortgage Loans. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or sale; provided, however, such costs and expenses will be recoverable as servicing advances by the Servicer as contemplated in Section 4.05.

Section 3.13. Compensation for the Master Servicer.

On each Payment Date the Master Servicer will be entitled to all income and gain realized for a period of five (5) days from any investment of funds in the Master Servicer Collection Account and the Payment Account, pursuant to Article IV, for the performance of its activities hereunder (the “Master Servicer Compensation”). The Seller shall have the right to receive any and all income and gain realized from any investment of funds in the Master Servicer Collection Account in excess of the five (5) days of investment income payable to the Master Servicer pursuant to the foregoing sentence (the sum of such amounts, the “Seller Invested Amount”). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (including any prepayment premium or penalty) shall be retained by the Servicer and shall not be deposited in the Protected Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 3.14. REO Property.

(a) In the event the Trust Estate acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee (or the Indenture Trustee with regard to the REMIC Class A Notes or the Trustee with regard to the REMIC Certificates), or to its nominee, on behalf of the Noteholders (or holders of the REMIC Class A Notes or REMIC Certificates). The Master Servicer shall, to the extent provided in the Wells Fargo Servicing Agreement, cause the Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of the Wells Fargo Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the Servicer to protect and conserve, such REO Property in the manner and to the extent required by the Wells Fargo Servicing Agreement. The Master Servicer shall also cause the Servicer to sell any REO Property and any other non-REMIC-eligible assets upon a REMIC Conversion then remaining in the Trust Estate in accordance with Article VIII.

(b) The Master Servicer shall, to the extent required by the Wells Fargo Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

(c) The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property, subject to clause (e) below.

(d) To the extent provided in the Wells Fargo Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Collection Account on the next succeeding Servicer Remittance Date

(e) Notwithstanding any other provision of this Agreement, after the occurrence of the REMIC Conversion, as described in the Trust Agreement, in the event that the Trust Estate or Underlying REMIC Trust acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of, or cause to be disposed, such Mortgaged Property prior to three years after its acquisition by the Trust Estate or Underlying REMIC Trust or, at the expense of the Trust Estate or Underlying REMIC Trust, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period unless the Indenture Trustee with regard to the REMIC Class A Notes, the Trustee with regard to the REMIC Certificates and the Owner Trustee shall have been supplied with an Opinion of Counsel addressed to such Indenture Trustee, the Securities Administrator and the Owner Trustee (such opinion not to be an expense of such Indenture Trustee, the Securities Administrator or the Owner Trustee) to the effect that the holding by the Trust Estate or Underlying REMIC Trust of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” as defined in section 860F of the Code of any REMIC or cause any REMIC to fail to qualify as a REMIC at any time that any REMIC Class A Notes or REMIC Certificates are outstanding, in which case the Trust Estate or Underlying REMIC Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, after the occurrence of the REMIC Conversion, as described in the Trust Agreement, no Mortgaged Property acquired by the Trust Estate or Underlying REMIC Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Estate or Underlying REMIC Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer or applicable Servicer has agreed to indemnify and hold harmless the Trust Estate or Underlying REMIC Trust with respect to the imposition of any such taxes. The Master Servicer shall prepare for and deliver to the Securities Administrator a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Securities Administrator to comply with the reporting requirements of the REMIC Provisions.

Section 3.15. Annual Statement as to Compliance. The Master Servicer and the Securities Administrator shall deliver to the Depositor, and the Securities Administrator not later than March 15th of each calendar year beginning in 2007, an Officer’s Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of its performance under this Agreement or other applicable servicing agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Master Servicer shall cause the Servicer to deliver a similar Annual Statement of Compliance by the Servicer to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer. In the event that certain servicing responsibilities with respect to any Mortgage Loan have been delegated to a subservicer or subcontractor, the Master Servicer shall cause such subservicer or subcontractor to deliver a similar Annual Statement of Compliance by such subservicer or subcontractor to the Depositor and the Securities Administrator as described above as and when required with respect to the Master Servicer or the Servicer (as the case may be).

Failure of the Master Servicer to comply with this Section 3.15 (including with respect to the timeframes required herein) shall be deemed an Event of Default, and at the direction of the Depositor the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall, in addition to whatever rights the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. Failure of the Securities Administrator to comply with this Section 3.15 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall be deemed a default and the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) at the direction of the Depositor shall, in addition to whatever rights the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) may have under this Agreement or other related governing agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.16. Assessments of Compliance and Attestation Reports. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Master Servicer, the Securities Administrator and the Custodian (to the extent set forth in this Section) (each, an “Attesting Party”) shall deliver to the Securities Administrator and the Depositor on or before March 15th of each calendar year beginning in 2007, a report regarding the such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

(a) A statement by an authorized officer of such Attesting Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

(b) A statement by an authorized officer that such Attesting Party used the Servicing Criteria attached as Exhibit F hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

(c) An assessment by such officer of the related Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

(d) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and

(e) A statement as to which of the Servicing Criteria, if any, are not applicable to the related Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to the related Attesting Party.

On or before March 15th of each calendar year beginning in 2007, each Attesting Party shall furnish to the Master Servicer, the Depositor and the Securities Administrator a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

The Master Servicer shall cause the Servicer to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment. The Master Servicer shall cause any subservicer and each subcontractor determined by the Master Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Securities Administrator, the Master Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment. Such Assessment of Compliance, as to any subservicer or subcontractor, shall at a minimum address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to any “primary servicer.” The Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit F and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

The Securities Administrator and the Custodian shall deliver to the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit F hereto which are indicated as applicable to a “securities administrator” and “custodian”, as the case may be Notwithstanding the foregoing, as to the Securities Administrator and any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

Section 3.17. Reports Filed with Securities and Exchange Commission.

(a) (1)(A) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Noteholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure that is in addition to the Monthly Statement and that is required to be included on Form 10-D (“Form 10-D Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 10-D Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

(B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit G shall be required to provide, pursuant to Section 3.17(a)(v) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 10-D Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 10-D Disclosure Information on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 10-D Disclosure Information on Form 10-D pursuant to this Section.

(C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor (in the case of any Additional 10-D Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. No later than two (2) Business Days prior to the 15th calendar day after the related Distribution Date, an officer of the Master Servicer in charge of the servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.17(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website located at “www.ctslink.com”, a final executed copy of each Form 10-D. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Sections 3.17(a)(i) and (vi) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Notes. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 10-D Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

(B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than 12:00 p.m. Eastern Standard time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit G shall be required pursuant to Section 3.17(a)(v) below to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

(C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than noon New York City time on the 4th Business Day so long as the Securities Administrator and the Master Servicer are Wells Fargo Bank, N.A. or in any other case no later than the close of business New York City time on the 3rd Business Day after the Reportable Event, an officer of the Master Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.17(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.15(a)(iii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.17(a)(iii). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iii) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for the Master Servicer and any subservicer, as described under Section 3.15, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for the Master Servicer, each subservicer and subcontractor participating in the servicing function, the Securities Administrator and the Custodian, as described under Section 3.16, and (B) if the Master Servicer’s, the Securities Administrator’s or the Custodian’s report on assessment of compliance with Servicing Criteria described under Section 3.16 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if the Master Servicer’s, the Securities Administrator’s or the Custodian’s report on assessment of compliance with Servicing Criteria described under Section 3.16 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for the Master Servicer, the Securities Administrator and the Custodian, as described under Section 3.16, and (B) if any registered public accounting firm attestation report described under Section 3.16 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 3.15 below. Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit G to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit G) and approval.

(B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth in Exhibit G shall be required to provide pursuant to Section 3.17(a)(v) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.

(C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor and the Master Servicer for review. No later than 12:00 p.m. Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.17(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Sections 3.17(a)(iv) and (vi) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.15 and Section 3.16. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause any Servicer, subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit I, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The senior officer of the Master Servicer shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 7.04.

(iv) With respect to any Form 10-D Disclosure Information, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit G as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.17(a)(i) through (iv) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit H. Each of the Master Servicer, Mortgage Loan Seller, Securities Administrator and Depositor hereby agrees to notify and provide to the extent known to the Master Servicer, the Seller, the Securities Administrator and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit G as the responsible party for providing that information.

So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Indenture Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.17. In addition, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Indenture Trustee and the Depositor, the Mortgage Loan Seller, the Securities Administrator and the Master Servicer or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.17.

(v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

(B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 10-D or 10-K needs to be amended, the Securities Administrator shall notify the Depositor and the Master Servicer and such parties will cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Master Servicer. The Depositor and Master Servicer acknowledge that the performance by the Securities Administrator of its duties under this Section 3.15(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 4.18; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: Managing Director Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.17 shall not be reimbursable from the Trust Fund.

(b) In connection with the filing of any 10-K hereunder, the Mortgage Loan Seller and the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit I; provided, however, the Mortgage Loan Seller and the Securities Administrator shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K.

(c) The Securities Administrator shall indemnify and hold harmless the Depositor and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator’s obligations under Sections 3.15, 3.16 and 3.17 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith.

The Depositor shall indemnify and hold harmless the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Sections 3.15, 3.16 and 3.17 or the Depositor’s negligence, bad faith or willful misconduct in connection therewith.

The Master Servicer shall indemnify and hold harmless the Securities Administrator and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.15, 3.16 and 3.17 or the Master Servicer’s negligence, bad faith or willful misconduct in connection therewith.

If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator or the Master Servicer, as applicable, then the defaulting party, in connection with a breach of its respective obligations under Sections 3.15, 3.16 and 3.17 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

(d) Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Securities Administrator or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Securities Administrator to file a Form 10-K as a result of the lack of required information as set forth in Section 3.17(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Securities Administrator of any obligation under this Agreement.

(e) Notwithstanding the provisions of Section 6.01, this Section 3.17 may be amended without the consent of the Noteholders.

Section 3.18. Intention of the Parties and Interpretation. Each of the parties acknowledges and agrees that the purpose of Sections 3.15, 3.16 and 3.17 of this Agreement is to facilitate compliance by the Mortgage Loan Seller, the Depositor and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Mortgage Loan Seller, the Depositor, the Master Servicer or the Securities Administrator for delivery of additional or different information as the Mortgage Loan Seller, the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the obligations of the parties to this transaction as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Section 3.19. UCC. The Depositor shall inform the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust Estate with stamped recorded copies of such financing statements to be delivered to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) promptly upon receipt by the Depositor. If directed by the Depositor in writing, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) will execute any continuation statements prepared by the Depositor and deliver them as directed solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

Section 3.20. Optional Purchase of Certain Mortgage Loans.

(a) With respect to any Mortgage Loan which is delinquent in payment by 90 days or more or is an REO Property, the Certificateholder shall have the right to purchase such Mortgage Loan from the Trust Estate at a price equal to the Repurchase Price.

(b) The Certificateholder will have the option to purchase, at any one time, up to 1.00% (and in any case, at least five (5) Mortgage Loans) of the Mortgage Loans, by aggregate Scheduled Principal Balance of the Mortgage Loans as of such date, at a purchase price equal to the Repurchase Price. The Mortgage Loans that may be purchased by the Certificateholder pursuant to this paragraph will be selected by the Certificateholder in its sole discretion. If at any time the Certificateholder exercises such option, it shall immediately notify or cause to be notified the Indenture Trustee and the Custodian by a certification in the form of Exhibit B (which certification shall include a statement to the effect that all amounts required to be deposited in the Collection Account pursuant to Section 3.06 have been or will be so deposited) of an Officer of the Certificateholder and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Custodian as agent for the Indenture Trustee shall promptly release the related Mortgage Files to the Certificateholder.

(c) If at any time the Certificateholder remits to the Master Servicer a payment for deposit in the Master Servicer Collection Account covering the amount of the Repurchase Price for a Mortgage Loan in accordance with Section 3.19(a) or Section 3.19(b) above, and the Master Servicer provides to the Indenture Trustee(or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Master Servicer Collection Account, then the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall execute the assignment of such Mortgage Loan to the Certificateholder, without recourse, representation or warranty and the Certificateholder shall succeed to all of the Indenture Trustee’s (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Certificateholder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Issuing Entity, the Indenture Trustee or the Noteholders with respect thereto.

Section 3.21. Monthly Advances. If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the Servicer was required to make an advance pursuant to the Wells Fargo Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Master Servicer Collection Account not later than the related Payment Account Deposit Date immediately preceding the related Payment Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the Servicer is required to do so under the Wells Fargo Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Payment Account Deposit Date, the Master Servicer shall present an Officer’s Certificate to the Securities Administrator (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 3.22. Compensating Interest Payments. The Master Servicer shall deposit in the Master Servicer Collection Account not later than each Payment Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicer under the Wells Fargo Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfalls with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the Servicer and (ii) the Master Servicing Compensation for such Payment Date (such amount, the “Compensating Interest Payment”). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

Section 3.23. Information Reporting. The Master Servicer shall cause the relevant Servicer to file, information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 3.24. Foreclosure Rights. (a) For so long as [(i) the Certificateholder holds all of the Classes of Privately Offered Notes (other than any such Notes with respect to which a “will be debt” opinion has been rendered by nationally recognized tax counsel and furnished to the Master Servicer) and the Certificates and] (ii) has not forfeited its rights set forth in Section 4.02 of the Wells Fargo Servicing Agreement, the Master Servicer (A) shall promptly notify the Certificateholder of its receipt of any Foreclosure Notice and any Non-Foreclosure Notice and (B) shall promptly notify the Certificateholder of the Fair Value Prices (as defined in the Wells Fargo Servicing Agreement) and related calculations of the purchase price of the Mortgage Loans determined pursuant to Section 4.02 of the Wells Fargo Servicing Agreement. In the event that the Certificateholder has notified the Master Servicer in writing that the Investor no longer holds all of the Privately Offered Notes (other than any such Note with respect to which a “will be debt” opinion has been rendered by nationally recognized tax counsel and furnished to the Master Servicer) and the Certificates and the Servicer, as applicable, has notified the Master Servicer that the Certificateholder has forfeited its rights set forth in Section 4.02 of the Wells Fargo Servicing Agreement, the Master Servicer shall provide the Servicer with an Expiration Notice indicating such event.

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ARTICLE IV
Accounts

Section 4.01. Protected Accounts. v) The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Protected Account in accordance with the Wells Fargo Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within two (2) Business Days (or as of such other time specified in the Wells Fargo Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer’s own funds (less servicing compensation as permitted by the Wells Fargo Servicing Agreement) and all other amounts to be deposited in the related Protected Account. Each Protected Account shall be an Eligible Account. The Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the Wells Fargo Servicing Agreement, the Protected Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

(b) To the extent provided in the Wells Fargo Servicing Agreement, amounts on deposit in the Protected Account may be invested in Permitted Investments in the name of the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) for the benefit of Noteholders (or holders of the REMIC Class A Notes or REMIC Certificates) and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the Servicer under the Wells Fargo Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer (to the extent required by the Wells Fargo Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates).

(c) To the extent required by the Wells Fargo Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Servicer shall withdraw or shall cause to be withdrawn from its Protected Account and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

(i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer pursuant to the Wells Fargo Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

(ii) Principal Prepayments in full and any Liquidation Proceeds received by the Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee;

(iii) Principal Prepayments in part received by Countrywide for the Mortgage Loans in the related Prepayment Period; and

(iv) Any amount to be used as a Monthly Advance.

(d) Withdrawals may be made from the Protected Account only to make remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or the Servicer for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 7.10. As provided in Sections 4.01(a) and 4.02(b) certain amounts otherwise due to the Servicer may be retained by it and need not be deposited in the Master Servicer Collection Account.

Section 4.02. Master Servicer Collection Account. vi) The Master Servicer shall establish and maintain in the name of the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), for the benefit of the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates), the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer Collection Account shall be an Eligible Account. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

(i) Any amounts withdrawn from the Protected Account;

(ii) Any Monthly Advance and any Compensating Interest Payments;

(iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in the Protected Account;

(iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Mortgage Loan Seller pursuant to the Loan Sale Agreement or Sections 2.02 or 2.03 hereof, any amounts which are to be treated pursuant to Section 2.04 of this Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by the Mortgage Loan Seller and the Repurchase Price with respect to any Mortgage Loans purchased by the Certificateholder pursuant to Section 3.19;

(v) Any amounts required to be deposited by the Master Servicer or the Servicer with respect to losses on investments of deposits in the Master Servicer Collection Account or Payment Account; and

(vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

(b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Agreement and the Indenture. The requirements for crediting the Master Servicer Collection Account or the Payment Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii), (iii), (iv), (vi), (vii), (viii), (ix), (x), (xi) and (xii), need not be credited by the Master Servicer or the Servicer to the Master Servicer Collection Account or remitted by the Master Servicer or Servicer to the Securities Administrator for deposit in the Payment Account, as applicable. In the event that the Master Servicer shall remit or cause to be remitted to the Securities Administrator for deposit to the Payment Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

(c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Indenture Trustee, or its nominee, for the benefit of the Noteholders, in Permitted Investments as directed by Master Servicer and consented to by the Seller. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Collection Account from time to time shall be for the account of the Master Servicer and the Seller as set forth in this Agreement. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Collection Account, subject to any required distributions to the Seller. The risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Master Servicer and the Seller. The Master Servicer shall deposit the amount of the related Loss Allocation Amount payable by it and any such amounts it receives from the Seller, in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders. On the third Business Day of each month, the Master Servicer shall pay to the Seller the [Seller Investment Amount] in respect of the immediately preceding Payment Date.

Section 4.03. Permitted Withdrawals and Transfers from the Master Servicer Collection Account.  i) The Master Servicer will, from time to time on demand of the Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Wells Fargo Servicing Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 7.10 and remove amounts from time to time deposited in error.

(b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (i) any expenses, costs and liabilities recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.02 and 5.04 hereof and Section 6.07 of the Indenture and (ii) any amounts payable to the Master Servicer as set forth in Section 3.13; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03(a).

(c) In addition, on or before each Payment Account Deposit Date, the Master Servicer shall deposit in the Payment Account any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

(d) No later than 3:00 p.m. New York time on each Payment Account Deposit Date, the Master Servicer will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Payment Date to the Securities Administrator for deposit in the Payment Account.

Section 4.04. Payment Account. (a) The Securities Administrator shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as a segregated trust account or accounts.

(b) All amounts deposited to the Payment Account shall be held by the Securities Administrator in the name of the Indenture Trustee in trust for the benefit of the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates)in accordance with the terms and provisions of this Agreement.

(c) The Payment Account shall constitute a non-interest bearing trust account of the Trust Estate segregated on the books of the Securities Administrator and held by the Securities Administrator in trust, and the Payment Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Securities Administrator (whether made directly, or indirectly through a liquidator or receiver of the Securities Administrator). The Payment Account shall be an Eligible Account.

(d) The amount at any time credited to the Payment Account shall be (i) held in cash or (ii) invested, in the name of the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), for the benefit of the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates), but only in Permitted Investments as directed by Master Servicer and consented to by the Seller. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Date if the obligor for such Permitted Investment is the Securities Administrator, or if such obligor is any other Person, the Business Day preceding such Payment Date. All investment earnings on amounts on deposit in the Payment Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer and the Seller as set forth in this Agreement. The Securities Administrator shall remit all investment earnings from the Payment Account to the Master Servicer on each Payment Date. If there is any loss on a Permitted Investment, the Master Servicer shall remit the amount of the related Loss Allocation Amount payable by it and any such amounts it receives from the Seller, to the Securities Administrator who shall deposit such amount in the Payment Account. On the third Business Day of each month, the Master Servicer shall pay to the Seller the [Seller Investment Amount] in respect of the immediately preceding Payment Date.

(e) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator’s economic self-interest for (i) servicing as investment advisor, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to Section 4.05.

Section 4.05. Permitted Withdrawals and Transfers from the Payment Account. ii) The Securities Administrator will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Payment Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Wells Fargo Servicing Agreement or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account as certified by the Securities Administrator in accordance with the terms of this Agreement but not in any order of priority):

(i) to reimburse the Master Servicer or the Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

(ii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

(iii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (viii) of this Subsection 4.05 (a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

(iv) to reimburse the Master Servicer or the Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

(v) to reimburse the Master Servicer or the Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

(vi) to pay the Master Servicer as set forth in Section 3.13; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03;

(vii) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.02, 5.04(c) and (d), to the extent that the Master Servicer has not already reimbursed itself for such amounts from the Master Servicer Collection Account;

(viii) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

(ix) to reimburse or pay the Servicer any such amounts as are due thereto under the Wells Fargo Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the Wells Fargo Servicing Agreement;

(x) to reimburse or pay the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), the Owner Trustee and the Securities Administrator any amounts due (including compensation) or expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, to the extent such amounts have not already been previously paid or reimbursed to such party from the Master Servicer Collection Account;

(xi) to remove amounts deposited in error;

(xii) to clear and terminate the Payment Account pursuant to Section 7.10;

(xiii) amounts payable under Section 4.04(d).

(b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Payment Account pursuant to subclauses (i) through (iv) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Payment Account under Section 4.02(b).

(c) On each Payment Date, pursuant to Section 3.03 of the Indenture (or the pooling and servicing agreement relating to the REMIC Certificates), the Securities Administrator shall distribute the Available Funds to the extent on deposit in the Payment Account to the Holders of the Notes (or the holders of the REMIC Class A Notes or REMIC Certificates), in accordance with Section 3.03 of the Indenture.

ARTICLE V
The Master Servicer

Section 5.01. Liabilities of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

Section 5.02. Merger or Consolidation of the Master Servicer.

(a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes or any of the Mortgage Loans and to perform its duties under this Agreement.

(b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 5.03. Indemnification of the Indenture Trustee, Owner Trustee, the Master Servicer and the Securities Administrator. The Master Servicer agrees to indemnify the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), Owner Trustee and Securities Administrator (each an “Indemnified Person”) for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the indenture relating to the REMIC Class A Notes, the pooling and servicing agreements relating to the REMIC Certifcates, the Wells Fargo Servicing Agreement, the Assignment Agreement or the Notes or the powers of attorney delivered by the Indenture Trustee hereunder (i) related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer’s failure to receive any such notice shall not affect an Indemnified Persons’ right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), Owner Trustee, Master Servicer and the Securities Administrator and the termination of this Agreement. EMC Mortgage Corporation agrees to indemnify the Owner Trustee for any loss, liability or expense for which the Depositor is required to indemnify the Owner Trustee pursuant to Section 7.02 of the Trust Agreement, other than (x) any loss liability or expense required to be covered by the Master Servicer pursuant to this Section 5.03 (y) and any loss, liability or expense already paid by the Depositor in accordance with Section 7.02 of the Trust Agreement.

Section 5.04. Limitations on Liability of the Master Servicer and Others. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 5.03:

(a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Estate or the Noteholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(c) The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust Estate and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the indenture relating to the REMIC Class A Notes, the pooling and servicing agreement relating to the REMIC Certificates, the Notes, the REMIC Class A Notes, the REMIC Certificates or the Wells Fargo Servicing Agreement (except to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (ii) any such loss, liability or expense incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

(d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement or the Indenture and the rights and duties of the parties hereto and the interests of the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) hereunder and thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03. Nothing in this Subsection 5.04(d) shall affect the Master Servicer’s obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

(e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust Estate might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give written notice to the Indenture Trustee if it has notice of such potential liabilities.

(f) The Master Servicer shall not be liable for any acts or omissions of the Servicer, except as otherwise expressly provided herein.

Section 5.05. Master Servicer Not to Resign. Except as provided in Section 5.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel addressed to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and the Issuing Entity (or the Underlying REMIC Trust) to such effect delivered to the Indenture Trustee and the Issuing Entity. No such resignation by the Master Servicer shall become effective until the Company or the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) or a successor to the Master Servicer reasonably satisfactory to the Indenture Trustee and Company shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 6.02 hereof. The Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall notify the Rating Agencies of the resignation of the Master Servicer. Any resignation of the Master Servicer shall result in the automatic resignation of the Securities Administrator.

Section 5.06. Successor Master Servicer. In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Company or the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Company or the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

Section 5.07. Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and the Company may terminate the Master Servicer without cause and select a new Master Servicer; provided, however: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and Company (as evidenced in a writing signed by the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and Company); and (d) shall execute and deliver to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) an agreement, in form and substance reasonably satisfactory to the Issuing Entity and the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Issuing Entity and the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable); (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Issuing Entity and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel addressed to the Issuing Entity and the Indenture Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by the Company, the Company shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

ARTICLE VI
Default

Section 6.01. Master Servicer Events of Default. “Master Servicer Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Master Servicer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

(i) The Master Servicer fails to cause to be deposited in the Payment Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

(ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee (or the REMIC Class A Indenture Trustee or the Underlying REMIC Trust Trustee) or to the Master Servicer and the Indenture Trustee (or the REMIC Class A Indenture Trustee or the Underlying REMIC Trust Trustee) by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes unless otherwise applicable; or

(iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

(v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 5.05 or 5.07; or

(vi) The Master Servicer fails to deposit, or cause to be deposited, in the Payment Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Payment Account Deposit Date.

In each and every such case, so long as such Master Servicer Event of Default with respect to the Master Servicer shall not have been remedied, either the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) or the Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes, by notice in writing to the Master Servicer (and to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) if given by such Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates)), with a copy to the Rating Agencies, and with the consent of the Company, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the REMIC Class A Notes or the REMIC Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 6.02, automatically and without further action pass to and be vested in the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) pursuant to this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) in effecting the termination of the Master Servicer’s rights and obligations hereunder, including, without limitation, the transfer to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) to enable it to assume the Master Servicer’s duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 6.01 shall occur of which a Responsible Officer of the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) has received written notice or has actual knowledge, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Noteholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall thereupon become the successor Master Servicer as provided in Section 6.02 and carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 6.01. Any such action taken by the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) must be prior to the distribution on the relevant Payment Date.

Section 6.02. Indenture Trustee to Act; Appointment of Successor. iii) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 6.01 or an Opinion of Counsel pursuant to Section 5.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, the Mortgage Loan Seller shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall have no obligation whatsoever with respect to any liability (including advances deemed recoverable and not previously made with respect to the relevant Payment Date giving rise to the Master Servicer Event of Default which shall be made by such successor Master Servicer) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 5.06, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Notes will not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall be the successor and act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, the provisions of Section 5.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b) If the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) and, accordingly, the provisions of Article VI of the Indenture shall be inapplicable to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) in its capacity as Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable)); the provisions of Article V, however, shall apply to it in its capacity as successor master servicer.

Section 6.03. Notification to Noteholders. Upon any termination or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Noteholders (or the holders of the REMIC Class A Notes or the REMIC Certificates) at their respective addresses appearing in the Note Register or other register relating to the REMIC Class A Notes and REMIC Certificates and to the Rating Agencies.

Section 6.04. Waiver of Defaults. The Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall transmit by mail to all Noteholders, within 60 days after the occurrence of any Master Servicer Event of Default of which a Responsible Officer of the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) received written notice or has actual knowledge, unless such Master Servicer Event of Default shall have been cured, notice of each such Master Servicer Event of Default. The Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes may, on behalf of all Noteholders (or the holders of the REMIC Class A Notes or the REMIC Certificates), waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes, which default may only be waived by Holders of Notes aggregating 100% of the Note Principal Balance of the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall give notice of any such waiver to the Rating Agencies.

ARTICLE VII
Miscellaneous Provisions

Section 7.01. Amendment. iv) This Agreement may be amended from time to time by the Issuing Entity, the Company, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor and the Indenture Trustee, without notice to or the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, such action shall not, as evidenced by an Opinion of Counsel, addressed to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder (or the holders of the REMIC Class A Notes or REMIC Certificates).

Notwithstanding the foregoing, after the REMIC Conversion, as described in the Trust Agreement, without the consent of the holders of REMIC Class A Notes or REMIC Certificates, the parties hereto may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of any REMIC as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim against any such REMIC at any time prior to the final redemption of the REMIC Class A Notes and REMIC Certificates; provided that, the Indenture Trustee with regard to the REMIC Class A Notes, the Securities Administrator, the Trustee with regard to the REMIC Certificates and Owner Trustee have been provided an Opinion of Counsel addressed to the such Indenture Trustee, such trustee, the Securities Administrator and the Owner Trustee, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of such Indenture Trustee, such Trustee, the Securities Administrator, the Owner Trustee or the Trust Estate, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

(b) This Agreement may also be amended from time to time by the Issuing Entity, the Company, the Depositor, the Master Servicer, the Securities Administrator, the Sponsor and the Indenture Trustee, with the consent of the Holders of Notes aggregating at least 51% of Note Principal Balance of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates); provided, however, no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note, the REMIC Class A Notes or the REMIC Certificates without the consent of the Holder of such Note, the REMIC Class A Notes or the REMIC Certificates, (ii) reduce the aforesaid percentage of Notes, the REMIC Class A Notes or the REMIC Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes, the REMIC Class A Notes or the REMIC Certificates then outstanding or (iii) if made after a TMP Trigger Event and the ensuing REMIC elections, as described in the Trust Agreement, cause any REMIC to cease to qualify as a REMIC. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 7.01(b), Notes, the REMIC Class A Notes or the REMIC Certificates registered in the name of or held for the benefit of the Issuing Entity, the Depositor, the Securities Administrator, the Master Servicer, or the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Notes.

(c) Promptly after the execution of any such amendment, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall furnish a copy of such amendment or written notification of the substance of such amendment to each Noteholder (or the holders of the REMIC Class A Notes or REMIC Certificates), with a copy to the Rating Agencies.

(d) In the case of an amendment under Subsection 7.01(b) above, it shall not be necessary for the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) to approve the particular form of such an amendment. Rather, it shall be sufficient if the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) shall be subject to such reasonable regulations as the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) may prescribe.

(e) Prior to the execution of any amendment to this Agreement, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), the Master Servicer and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

Section 7.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust Estate upon the request in writing of a Noteholder (or the holders of the REMIC Class A Notes or REMIC Certificates), but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Noteholder (or the holders of the REMIC Class A Notes or REMIC Certificates) requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Noteholders (or the holders of the REMIC Class A Notes or REMIC Certificates) or is required by law.

Section 7.03. Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5--1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: General Counsel, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Indenture Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Mortgage Loan Seller and the Company, 383 Madison Avenue, New York, New York 10179, Attention: General Counsel, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer or Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - Bear Stearns ARM Trust 2006-1), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Issuing Entity, to Bear Stearns ARM Trust 2006-1 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; Attention: Corporate Trust Services, or such other address as may hereafter be furnished to the other parties hereto in writing; (vi) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; Attention: Worldwide Securities Services; or such other address as may hereafter be furnished to the other parties hereto in writing; (vii) in the case of the Seller, [_______________________________]; Attention: [____________];(viii) in the case of the Sponsor, [_______________________________]; Attention: [____________]; and (ix) in the case of the Rating Agencies, Fitch Inc., One State Street Plaza - 32nd Floor, New York, New York 10004 and Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable), the Issuing Entity, the Underlying REMIC Trust or the Owner Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Noteholder (or the holders of the REMIC Class A Notes or REMIC Certificates), unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register or other register relating to the REMIC Class A Notes or REMIC Certificates. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Noteholder receives such notice.

Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.

Section 7.05. Successors and Assigns. The provisions of this Agreement shall be binding upon the parties hereto, the Noteholders and their respective successors and assigns. The Indenture Trustee shall have the right to exercise all rights of the Issuing Entity under this Agreement.

Section 7.06. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 7.07. Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

Section 7.08. Notice to Rating Agencies. The Indenture Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge or written notice:

a) Any material change or amendment to this Agreement;

b) The occurrence of any Master Servicer Event of Default that has not been cured;

c) The resignation or termination of the Master Servicer, the Indenture Trustee or the Securities Administrator; and

d) Any change in the location of the Master Servicer Collection Account.

Section 7.09. Termination. Prior to the REMIC Conversion, the respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, if applicable, the optional redemption of the Notes pursuant to Section 8.07 thereof. On or after the REMIC Conversion, the respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the indenture relating to the REMIC Class A Notes and the termination of the pooling and servicing agreement relating to the REMIC Certificates and, if applicable, the optional redemption of the REMIC Certificates pursuant to such pooling and servicing agreement and the optional redemption of the REMIC Class A Notes pursuant to such indenture. In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under this Section, the Master Servicer shall deliver to the Securities Administrator for deposit in the Payment Account all distributable amounts remaining in the Master Servicer Collection Account. Upon the presentation and surrender of the Notes, the REMIC Class A Notes or the REMIC Certificates, the Securities Administrator shall distribute to the remaining Noteholders (or the holders of the REMIC Class A Notes or the REMIC Certificates), in accordance with their respective interests, all distributable amounts remaining in the Payment Account. Upon deposit by the Master Servicer of such distributable amounts, and following such final Payment Date, the Indenture Trustee shall, or shall cause the Custodian to, release promptly to the Issuing Entity or its designee the Mortgage Files for the remaining Mortgage Loans, and the Master Servicer Collection Account and the Payment Account shall terminate, subject to the Securities Administrator’s obligation to hold any amounts payable to the Noteholders (or the holders of the REMIC Class A Notes or the REMIC Certificates) in trust without interest pending final distributions pursuant to the Indenture.

Section 7.10. No Petition. Each party to this Agreement (and with respect to Wells Fargo, solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity) by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuing Entity (or the Underlying REMIC Trust), or join in any institution against the Issuing Entity (or the Underlying REMIC Trust), any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuing Entity (or the Underlying REMIC Trust). This section shall survive the termination of this Agreement by one year.

Section 7.11. No Recourse. The Master Servicer acknowledges that no recourse may be had against the Issuing Entity (or the Underlying REMIC Trust), except as may be expressly set forth in this Agreement.

Section 7.12. Additional Terms Regarding Indenture. The Indenture Trustee (or the Indenture Trustee with respect to the REMIC Class A Notes or the Trustee with respect to the REMIC Certificates, as applicable) shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Indenture Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in Article VI of the Indenture or the indenture relating to the REMIC Class A Notes or the pooling and servicing agreement relating to the REMIC Certificates.

ARTICLE VIII
Special Servicing Conditions Prior To The REMIC Conversion

Section 8.01. Sale of REO Property.

Upon receiving notice from [the Depositor?] [the Securities Administrator] that a lender or other entity is seeking to sell or hold any of the Certificate, Class X Notes or Class B Notes and thereby cause a TMP Trigger Event, the Master Servicer shall cause the Servicer to, prior to any such sale or holding and the REMIC Conversion, (i) solicit at least two bids for the REO Properties and other non-REMIC eligible properties then existing in the Trust Estate, at least one of which is sufficient not to result in the allocation of any Realized Losses to any of the Senior Notes and (ii) sell such REO Properties and non-REMIC-eligible properties on behalf of the Issuing Entity to a third party at their fair market value. The Master Servicer shall, and shall cause the Servicer to, provide the Owner Trustee, the Indenture Trustee and the Depositor with prompt notice of the completion of the steps specified in the foregoing sentence.

Section 8.02. Foreclosure Restrictions. [DEPENDING ON WHETHER YOU WANT THIS SERVICING AGREEMENT TO STAY IN EFFECT AFTER THE REMIC ELECTIONS OR IF SERVICING SHOULD BE DONE UNDER THE NEW PSA, THE FOLLOWING SHOULD BE PLACED IN THE RELEVANT DOCUMENT.]

After the REMIC conversion, as described in the Trust Agreement, the following restrictions on foreclosure shall apply with respect to any Mortgage Loans that are sixty or more days Delinquent as of the “startup day” of any REMIC elected by the Underlying REMIC Trust (each such Mortgage Loan, a “Foreclosure Restricted Loan: in connection with the servicing of any Foreclosure Restricted Loan, the Master Servicer shall cause the Servicer not to acquire any Mortgaged Property on behalf of any REMIC in connection with a default or imminent default on a Foreclosure Restricted Loan, if acquiring title to the Mortgaged Property underlying the Foreclosure Restricted Loan would cause the adjusted bases, for federal income tax purposes, of these Mortgaged Properties owned by the related REMIC after foreclosure, along with the adjusted based of any other assets owned by the related REMIC other than “qualified mortgages” and “permitted investments” within the meaning of section 860G of the Code, to exceed 0.75% of the adjusted bases of all of the assets of the related REMIC. If the adjusted bases of such Mortgaged Properties in foreclosure, along with the adjusted bases of any other assets owned by the related REMIC other than “qualified mortgages” and “permitted investments” with the meaning of section 860G of the Code, exceed 1.0% of the adjusted bases of all of the assets of the related REMIC immediately after the distribution of principal and interest on any distribution date, the Master Servicer shall cause the Servicer to dispose of enough of such Mortgaged Properties in foreclosure, for cash or otherwise, so that the adjusted bases of such Mortgaged Properties in foreclosure, along with any other assets owned by the related REMIC other than “qualified mortgages” and “permitted investments” within the meaning of Section 860G of the Code, will be less than 1.0% of the adjusted bases of all of the assets of the related REMIC. In either event, the Servicer is permitted to acquire (for its own account and not on behalf of the Underlying REMIC Trust) the Mortgaged Property at the foreclosure sale for an amount not less than the greater of: (i) the highest amount bid by any other person at the foreclosure sale, or (ii) the estimated fair market value of the Mortgaged Property, as determined by the Servicer in good faith.”

IN WITNESS WHEREOF, the Depositor, the Issuing Entity, the Company, the Indenture Trustee, the Master Servicer and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor

By:
Name: Joseph T. Jurkowski, Jr.
Title: Vice President

BEAR STEARNS ARM TRUST 2006-1, as Issuing Entity

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

CS OT I LLC, as Seller

By:
Name:
Title:

WELLS FARGO BANK, N.A., as Master Servicer

By:
Name
Title:

WELLS FARGO BANK, N.A., as Securities Administrator

By:
Name:
Title:
CSE Mortgage LLC, as Sponsor

By:
Name:
Title:

EMC MORTGAGE CORPORATION, as Mortgage Loan Seller and Company

By:
Name:
Title:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Joseph T. Jurkowski, Jr. , known to me to be a Vice President of Bear Stearns Asset Backed Securities I LLC, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF DELAWARE	)
	)	ss.:
COUNTY OF _____________	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared _________________, known to me to be a(n) _______________ of Wilmington Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MASSACHUSETTS	)
	)	ss.:
COUNTY OF SUFFOLK	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared _____________, known to me to be a(n) _______________of U.S. Bank National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF HOWARD	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared ________________, known to me to be a(n)_______________________ of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF HOWARD	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared ___________________________ known to me to be a(n)_____________________________ of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

)
)	ss.:
)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared _______________, known to me to be an ___________________ of CS OT I LLC, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared ________________, known to me to be a(n)_______________________ of CSE Mortgage LLC., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF TEXAS	)
	)	ss.:
COUNTY OF DALLAS	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared _______________, known to me to be an ___________________ of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

EXHIBIT A

MORTGAGE LOAN SCHEDULE

[PROVIDED UPON REQUEST]

A-1

EXHIBIT B

REQUEST FOR RELEASE OF DOCUMENTS

To:	U.S. Bank National Association (the “Indenture Trustee”) One Federal Street, 3rd Floor Boston, Massachusetts 02210

Wells Fargo Bank, N.A. (the “Custodian”) 9062 Old Annapolis Road Columbia, Maryland 21045

RE:
Sale and Servicing Agreement, dated as of February 28, 2006 (the “Sale and Servicing Agreement”), among Bear Stearns ARM Trust 2006-1, as Issuing Entity, Bear Stearns Asset Backed Securities I LLC, as Depositor, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, CS OT I LLC, as Seller, CSE Mortgage LLC as Sponsor and EMC Mortgage Corporation as Mortgage Loan Seller and Company.

In connection with the administration of the Mortgage Loans held by the Custodian for the benefit of the Indenture Trustee pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

This release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____	1.	Mortgage Paid in Full and proceeds have been deposited into the Payment Account

____	2.	Foreclosure

____	3.	Substitution

____	4.	Other Liquidation

____	5.	Nonliquidation	Reason:

____	6.	California Mortgage Loan paid in full

		By:

(authorized signer)

Issuing Entity:
Address:
Date:

B-1

EXHIBIT C

WELLS FARGO SERVICING AGREEMENT

[Provided Upon Request]

C-1

EXHIBIT D

WELLS FARGO ASSIGNMENT AGREEMENT

[Provided Upon Request]

D-1

EXHIBIT E-1

MORTGAGE LOAN PURCHASE AGREEMENT

between

CS OT I LLC

as Mortgage Loan Seller

and

BEAR STEARNS ASSET BACKED SECURITIES I LLC

as Purchaser

Dated as of

February 28, 2006

Page

EXHIBITS AND SCHEDULE TO
MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1	Contents of Mortgage File
Exhibit 2	Mortgage Loan Schedule Information
Exhibit 3	Mortgage Loan Seller’s Information
Exhibit 4	Purchaser’s Information
Exhibit 5	Schedule of Lost Notes
Exhibit 6	Standard & Poor’s Levels Glossary, Version 5.6 Revised, Appendix E
Schedule A	Required Ratings for Each Class of Notes
Schedule B	Mortgage Loan Schedule

i

MORTGAGE LOAN PURCHASE AGREEMENT

MORTGAGE LOAN PURCHASE AGREEMENT, dated as of February 28, 2006, as amended and supplemented by any and all amendments hereto (collectively, the “Agreement”), by and between CS OT I LLC, a Delaware corporation (the “Mortgage Loan Seller”) and BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware corporation (the “Purchaser”).

Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties and individual condominium units (collectively, the “Mortgage Loans”) as described herein. The Purchaser has established Bear Stearns ARM Trust 2006-1, a Delaware statutory trust (the “Issuing Entity”) pursuant to a Short Form Trust Agreement, dated as of February 27, 2006, as amended by the Amended and Restated Trust Agreement on February 28, 2006 (the “Trust Agreement”), among the Purchaser, Wilmington Trust Company as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A. as securities administrator (in such capacity, the “Securities Administrator”) and certificate paying agent. The Purchaser intends to sell the Mortgage Loans to the Issuing Entity pursuant to a Sale and Servicing Agreement, dated as of February 28, 2006 (the “Sale and Servicing Agreement”) among the Purchaser, the Issuing Entity, the Mortgage Loan Seller, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), EMC Mortgage Corporation, as a mortgage loan seller, CSE Mortgage LLC, as sponsor and company and Wells Fargo Bank, N.A., as Securities Administrator and as master servicer (in such capacity, the “Master Servicer”). The Issuing Entity, pursuant to an Indenture, dated as of February 28, 2006 (the “Indenture”) among the Issuing Entity, the Indenture Trustee and the Securities Administrator intends to pledge the Mortgage Loans to the Indenture Trustee and, issue and transfer to the Purchaser the Bear Stearns ARM Trust 2006-1, Mortgage-Backed Notes, Series 2006-1 and the Notes issued pursuant to the Indenture (the “Notes”). The Notes will be transferred by the Purchaser to the Mortgage Loan Seller as partial consideration for the sale of the Mortgage Loans. The Master Servicer will master service the Mortgage Loans on behalf of the Issuing Entity pursuant to the Sale and Servicing Agreement. The servicing of the Mortgage Loans will be provided by Wells Fargo Bank, N.A. (in such capacity, the “Servicer”) pursuant to the Wells Fargo Servicing Agreement as specified in Appendix A to the Indenture which (other than with respect to certain rights of the Mortgage Loan Seller against the Servicer) will be assigned to the Issuing Entity on the Closing Date pursuant to the Assignment Agreement. The representations and warranties made by Wells Fargo Bank, N.A. (in such capacity, the “Underlying Seller”) and the remedies for breach thereof will be assigned to the Issuing Entity on the Closing Date pursuant to, and to the extent provided in the related Assignment Agreement.

The Purchaser has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Number 333-125422) relating to its Mortgage-Backed Notes and the offering of certain series thereof (including certain classes of the Notes) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Securities Act”). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Notes by the Purchaser (the “Public Offering”), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the “Registration Statement” and the “Prospectus,” respectively. The “Prospectus Supplement” shall mean that supplement, dated February 27, 2006, to the Prospectus, dated June 24, 2005, relating to certain classes of the Notes. With respect to the Public Offering of certain classes of the Notes, the Purchaser and Bear, Stearns & Co. Inc. (“Bear Stearns”) have entered into a terms agreement dated as of February 27, 2006 to an underwriting agreement dated January 10, 2006 between the Purchaser and Bear Stearns (together, the “Underwriting Agreement”).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1.  Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Appendix A to the Indenture. The following other terms are defined as follows:

Acquisition Price: Cash in an amount equal to $            *             (plus $              *          in accrued interest).

Bear Stearns: Bear, Stearns & Co. Inc.

Closing Date: February 28, 2006.

Cut-off Date: February 1, 2006.

Cut-off Date Balance: $981,130,873.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

Due Date: With respect to each Mortgage Loan, the date in each month on which its scheduled payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the related Sale and Servicing Agreement.

Fitch: Fitch Inc., or its successors in interest.

Master Servicer: Wells Fargo Bank, National Association.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

Moody’s: Moody’s Investors Service, Inc., or its successors in interest.

1.  *Please contact Bear Stearns for pricing information.

2

Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

Mortgage File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

Mortgage Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

Mortgagor: The obligor(s) on a Mortgage Note.

Net Rate: For each Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan less the Servicing Fee Rate expressed as a per annum rate.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Indenture Trustee.

Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Rating Agencies: Fitch and Moody’s, each a “Rating Agency.”

Sale and Servicing Agreement: Shall have the meaning assigned to such term in the Appendix A to the Indenture.

Securities Act: The Securities Act of 1933, as amended.

Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Sale and Servicing Agreement; upon such substitution, such mortgage loan shall be a “Mortgage Loan” hereunder.

SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights. a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

(ii) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Notes will take place on the Closing Date at the office of the Purchaser’s counsel in New York, New York or such other place as the parties shall agree.

(iii) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

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(iv) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Wells Fargo Servicing Agreement (other than its right to enforce the representations and warranties set forth therein).

SECTION 3. Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the “Preliminary Mortgage Loan Schedule”) setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the “Final Mortgage Loan Schedule”) setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the “Amendment”). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

SECTION 4. Mortgage Loan Transfer.

(i) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest due on or before the Cut-off Date but received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest due after the Cut-off Date but received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

(ii) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Sale and Servicing Agreement, the Purchaser will sell, assign and transfer on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Issuing Entity and, pursuant to the Indenture, the Issuing Entity will assign all of its right, title and interest to the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders, to secure the Notes issued pursuant to the Indenture. In connection with such transfers and assignments of the Mortgage Loans, EMC has delivered or will deliver or cause to be delivered to the Indenture Trustee, or the Custodian on its behalf, by the Closing Date or such later date as is agreed to by the Purchaser and EMC (each of the Closing Date and such later date is referred to as a “Mortgage File Delivery Date”), the items of each Mortgage File, provided, however, in lieu of the foregoing, EMC may deliver or cause to be delivered the following documents, under the circumstances set forth below: (i) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instruments required to be included thereon, be delivered to recording offices for recording and have not been returned to EMC in time to permit their delivery as specified above, EMC may deliver a true copy thereof with a certification by EMC, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording”; (ii) in lieu of the Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from EMC to such effect) EMC may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; (iii) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Indenture Trustee on the Closing Date and attached hereto as Exhibit 5, EMC may deliver lost note affidavits and indemnities of EMC; and (iv) EMC shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Underlying Seller and EMC, between EMC and the Mortgage Loan Seller, between the Mortgage Loan Seller and the Depositor, between the Depositor and the Issuing Entity and between the Issuing Entity and the Indenture Trustee; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, EMC, in lieu of delivering the above documents, may deliver to the Indenture Trustee and the Custodian a certification by EMC or the Master Servicer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. EMC shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Indenture Trustee promptly after they are received. EMC shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(a) of the Loan Sale Agreement.

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(iii) In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Mortgage Loan Seller further agrees that it will cause, at EMC’s own expense, within 30 days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Purchaser, by the Purchaser to the Issuing Entity and by the Issuing Entity to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Indenture Trustee and (b) the code in the field “Pool Field” which identifies the series of the Notes issued in connection with such Mortgage Loans. EMC further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Indenture unless and until such Mortgage Loan is repurchased in accordance with the terms of the Sale and Servicing Agreement.

(iv) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to U.S. Bank National Association, as Indenture Trustee on behalf of the Noteholders, on the date hereof.

SECTION 5. [Reserved]

SECTION 6. [Reserved]

SECTION 7.  [Reserved]

SECTION 8. Representations and Warranties Concerning the Mortgage Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as follows:

(i) the Mortgage Loan Seller (i) is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign entity to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s business as presently conducted or on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the certificate of formation or operating agreement of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(v) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

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(vi) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller’s ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vii) the Mortgage Loan Seller’s Information (as defined in Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

SECTION 9. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

(i) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser’s business as presently conducted or on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

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(v) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vii) the Purchaser’s Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

SECTION 10. Conditions to Closing.

(i) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a) Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Sale and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

(b) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories (other than the Purchaser) as required pursuant to the respective terms thereof:

(1) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

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(2) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

(3) The Trust Agreement, in form and substance reasonably satisfactory to the Purchaser, and all documents required thereby duly executed by all signatories;

(4) The Sale and Servicing Agreement, in form and substance reasonably satisfactory to the Indenture Trustee, the Issuing Entity and the Purchaser, and all documents required thereby duly executed by all signatories;

(5) The Indenture, in form and substance reasonably satisfactory to the Indenture Trustee, the Issuing Entity and the Purchaser, and all documents required thereby duly executed by all signatories;

(6) A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Mortgage Loan Seller;

(7) One or more opinions of counsel from the Mortgage Loan Seller’s counsel, dated as of the Closing Date, with respect to the true sale of the mortgage loans and the enforceability of this Agreement in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

(8) A letter from each of the Rating Agencies giving each Class of Notes set forth on Schedule A the rating set forth on Schedule A; and

(9) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Notes.

(c) The Notes to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to Bear Stearns.

(d) The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

(ii) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

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(b) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

(1) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(2) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Sale and Servicing Agreement, together with copies of the Purchaser’s articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

(3) One or more opinions of counsel from the Purchaser’s counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

(4) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Notes;

SECTION 11. [Reserved]

SECTION 12. Accountants’ Letters.

(i) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions “Summary of Prospectus Supplement—The Mortgage Loans” and “The Mortgage Pool” and in Schedule A thereto. Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions “Summary—The Mortgage Loans” and “The Mortgage Pool” and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption “Yield On The Offered Notes” in the Prospectus Supplement.

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(ii) To the extent statistical information with respect to the Master Servicer’s or a Servicer’s servicing portfolio is included in the Prospectus Supplement under the caption “The Master Servicer and the Servicers,” a letter from the certified public accountant for the Master Servicer and such Servicer or Servicers will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

SECTION 13. Indemnification.

(i) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller’s Information as identified in Exhibit 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller’s Information is identified), in reliance upon and in conformity with Mortgage Loan Seller’s Information a material fact required by Items 1104, 1117 and 1119 of Regulation AB to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

(ii) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser’s Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser’s Information is identified), in reliance upon and in conformity with the Purchaser’s Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party.

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(iii) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, such consent was not unreasonably withheld.

(iv) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Notes and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

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(v) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to CSE Mortgage LLC, 4445 Willard Avenue, Chevy Chase, Maryland 20815 (Telecopy: (301) 841-2380 Attention: Chief Legal Officer, and notices to the Purchaser shall be directed to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)), Attention: Joseph T. Jurkowski, Jr.; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

SECTION 15. Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Issuing Entity, with the understanding that the Issuing Entity will then assign such rights to the Indenture Trustee pursuant to the Indenture, without the consent of the Mortgage Loan Seller, and, upon such assignment, the Indenture Trustee, as the ultimate assignee, shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 13 and 17 hereto and as provided in Section 2(a).

SECTION 16. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser’s obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller’s obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

SECTION 17. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser, delivery by the Purchaser to the Issuing Entity and the pledge by the Issuing Entity to the Indenture Trustee on behalf of the Noteholders.

SECTION 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

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SECTION 19. Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

SECTION 20. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

SECTION 21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 22. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

SECTION 23. Successors and Assigns.

This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the EMC’s representations and warranties respecting the Mortgage Loans) to Issuing Entity and that the Issuing Entity may further assign such rights to the Indenture Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the “successor” of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

SECTION 24. The Mortgage Loan Seller and the Purchaser. The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

SECTION 25. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

SECTION 26. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

CS OT I LLC

By:
Name:
Title:

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:
Name: Joseph T. Jurkowski, Jr.
Title: Vice President

EXHIBIT 1

CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

(i) with respect to each Mortgage Loan:

(a) The original Mortgage Note, endorsed without recourse to the order of the Indenture Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Indenture Trustee, or a lost note affidavit together with a copy of the related Mortgage Note;

(b) The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in Section 6.02 of the Sale and Servicing Agreement, shall be in recordable form);

(c) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to “U.S. Bank National Association, as Indenture Trustee”, with evidence of recording with respect to each Mortgage Loan in the name of the Indenture Trustee thereon (or if (A) the original Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Indenture, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording” or (B) the related Mortgaged Property is located in a state other than Maryland and an Opinion of Counsel has been provided as set forth in Section 2.01(b) of the Indenture, shall be in recordable form);

(d) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Mortgage Loan Seller with evidence of recording thereon;

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(e) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

(f) the original or copy of the policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance; and

(g) originals of all modification agreements, if applicable and available.

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EXHIBIT 2

MORTGAGE LOAN SCHEDULE INFORMATION

The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the city, state and zip code of the Mortgaged Property;

(c) the property type;

(d) the Mortgage Interest Rate;

(e) the Servicing Fee Rate;

(f) the Net Rate;

(g) the original term to maturity;

(h) the maturity date;

(i) the stated remaining term to maturity;

(j) the original principal balance;

(k) the first Payment Date;

(l) the Monthly Payment in effect as of the Cut-off Date;

(m) the unpaid Principal Balance as of the Cut-off Date;

(n) the Loan-to-Value Ratio at origination;

(o) the paid-through date;

(p) the insurer of any Primary Mortgage Insurance Policy;

(q) the Index and the Gross Margin, if applicable;

(r) the Maximum Lifetime Mortgage Rate, if applicable;

(s) the Minimum Lifetime Mortgage Rate, if applicable;

(t) the Periodic Rate Cap, if applicable;

(u) the number of days delinquent, if any; and

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(v) which Mortgage Loans adjust after an initial fixed-rate period of three, five, seven or ten years.

Such schedule also shall set forth for all the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (j) and (m) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (d), (e) and (f) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

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EXHIBIT 3

MORTGAGE LOAN SELLER’S INFORMATION

All information in the Prospectus Supplement described under the following Section: “The Sponsor and The Seller”.

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EXHIBIT 4

PURCHASER’S INFORMATION

All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller’s Information.

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EXHIBIT 5

SCHEDULE OF LOST NOTES

Available Upon Request

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EXHIBIT 6

REVISED February 14, 2006

APPENDIX E - STANDARD & POOR’S PREDATORY LENDING CATEGORIES

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR’S HIGH COST LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law

Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003	High Cost Home Loan
Cleveland Heights, OH	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003	Covered Loan
Colorado

Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq.

Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002
Covered Loan
Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective October 1, 2001	High Cost Home Loan
District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after January 28, 2003	Covered Loan
Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective October 2, 2002	High Cost Home Loan

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State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law

Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq.	High Cost Home Loan
State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Effective October 1, 2002 - March 6, 2003
Georgia as amended (Mar. 7, 2003 - current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003	High Cost Home Loan
HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34 Effective October 1, 1995, amendments October 1, 2002	High Cost Loan
Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)	High Risk Home Loan
Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999	High Loan to Value Consumer Loan (id. § 16a-3-207) and;
High APR Consumer Loan (id. § 16a-3-308a)
Kentucky	2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003	High Cost Home Loan
Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective September 29, 1995 and as amended from time to time	High Rate High Fee Mortgage
Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq.	High Cost Home Loan

E-6-2

STANDARD & POOR’S HIGH COST LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law

Effective March 22, 2001 and amended from time to time
Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective October 1, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	High Cost Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	High Cost Home Loan
New York	N.Y. Banking Law Article 6-l Effective for applications made on or after April 1, 2003	High Cost Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	High Cost Home Loan
Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002	Covered Loan
Oklahoma	Consumer Credit Code (codified in various sections of Title 14A) Effective July 1, 2000; amended effective January 1, 2004	Subsection 10 Mortgage
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code	High Cost Home Loan

E-6-3

Standard & Poor’s High Cost Loan Categorization

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004
West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002	West Virginia Mortgage Loan Act Loan

STANDARD & POOR’S COVERED LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 - March 6, 2003	Covered Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective November 27, 2003 - July 5, 2004	Covered Home Loan

STANDARD & POOR’S HOME LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 - March 6, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	Home Loan

E-6-4

STANDARD & POOR’S HOME LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	Consumer Home Loan
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	Consumer Home Loan

E-6-5

SCHEDULE A

REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

Public Notes

Class	Fitch	Moody’s
Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class A-3	AAA	Aaa
Class A-4	AAA	Aaa

None of the above ratings has been lowered since the respective dates of such letters.

Private Notes

Class	Fitch	Moody’s
Class X	AA+	NR
Class B-1	AA	NR
Class B-2	A	NR
Class B-3	BBB	NR
Class B-4	BB	NR
Class B-5	B	NR
Class B-6	NR	NR

None of the above ratings has been lowered since the respective dates of such letters.

A-1

SCHEDULE B

MORTGAGE LOAN SCHEDULE

[Provided upon request]

E-B-1

EXHIBIT E-2

LOAN SALE AGREEMENT

between

EMC MORTGAGE CORPORATION

as Mortgage Loan Seller

and

CS OT I LLC

as Purchaser

Dated as of

February 28, 2006

Page

EXHIBITS AND SCHEDULE TO

LOAN SALE AGREEMENT

Exhibit 1	Contents of Mortgage File
Exhibit 2	Mortgage Loan Schedule Information
Exhibit 3	Schedule of Lost Notes
Exhibit 4	Standard & Poor’s Levels Glossary, Version 5.6 Revised, Appendix E
Schedule A	Required Ratings for Each Class of Notes
Schedule B	Mortgage Loan Schedule

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LOAN SALE AGREEMENT

LOAN SALE AGREEMENT, dated as of February 28, 2006, as amended and supplemented by any and all amendments hereto (collectively, the “Agreement”), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the “Mortgage Loan Seller”) and CS OT I LLC, a Delaware corporation (the “Purchaser”).

Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties and individual condominium units (collectively, the “Mortgage Loans”) as described herein. Bear Stearns Asset Backed Securities I LLC (the “Depositor”) has established Bear Stearns ARM Trust 2006-1, a Delaware statutory trust (the “Issuing Entity”) pursuant to a Short Form Trust Agreement, dated as of February 27, 2006 between the Depositor and the Owner Trustee, as amended by the Amended and Restated Trust Agreement of February 28, 2006, among the Depositor, Wilmington Trust Company as owner trustee of Bear Stearns ARM Trust 2006-1 (the “Issuing Entity”) and Wells Fargo Bank, National Association, as securities administrator and certificate paying agent (together, the “Trust Agreement”). The Purchaser intends to sell the Mortgage Loans to the Depositor pursuant to a Mortgage Loan Purchase Agreement, dated as of February 28, 2006 between the Purchaser as mortgage loan seller and the Depositor, as purchaser (the “Mortgage Loan Purchase Agreement”). The Depositor intends to sell the Mortgage Loans to the Issuing Entity pursuant to a Sale and Servicing Agreement, dated February 28, 2006 (the “Sale and Servicing Agreement”) among the Issuing Entity, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), Wells Fargo Bank, N.A. as master servicer and securities administrator, CSE Mortgage LLC as sponsor and company, CS OT I LLC as seller and the Mortgage Loan Seller. The Issuing Entity, pursuant to an Indenture, dated as of February 28, 2006 (the “Indenture”) among the Issuing Entity, the Securities Administrator and the Indenture Trustee, intends to pledge the Mortgage Loans to the Indenture Trustee and issue and transfer to the Purchaser the Bear Stearns ARM Trust 2006-1, Mortgage-Backed Notes, Series 2006-1 and the Notes issued pursuant to the Indenture (the “Notes”). Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) will master service the Mortgage Loans on behalf of the Issuing Entity pursuant to the Sale and Servicing Agreement. The servicing of the Mortgage Loans will be provided by Wells Fargo Bank, N.A. (in such capacity, the “Servicer”) pursuant to the Wells Fargo Servicing Agreement as specified in Appendix A to the Indenture pursuant to its Sale and Servicing Agreement as specified in Appendix A to the Indenture, which (other than with respect to certain rights of the Mortgage Loan Seller against the Servicer) will be assigned to the Issuing Entity on the Closing Date pursuant to the Assignment Agreement. The representations and warranties made by Wells Fargo Bank, N.A. (in such capacity, the “Underlying Seller”) and the remedies for breach thereof will be assigned to the Issuing Entity on the Closing Date pursuant to, and to the extent provided in the Assignment Agreement.

The Depositor has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Number 333-125422) relating to its Mortgage-Backed Notes and the offering of certain series thereof (including certain classes of the Notes) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Securities Act”). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Notes by the Depositor (the “Public Offering”), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the “Registration Statement” and the “Prospectus,” respectively. The “Prospectus Supplement” shall mean that supplement, dated February 27, 2006 to the Prospectus, dated June 24, 2005, relating to certain classes of the Notes. With respect to the Public Offering of certain classes of the Notes, the Depositor and Bear, Stearns & Co. Inc. (“Bear Stearns”) have entered into a terms agreement dated as of February 27, 2006 to an underwriting agreement dated January 10, 2006 between the Depositor and Bear Stearns (together, the “Underwriting Agreement”).

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 27.  Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Appendix A to the Indenture. The following other terms are defined as follows:

Acquisition Price: Cash in an amount equal to $            *             (plus $              *          in accrued interest).

Bear Stearns: Bear, Stearns & Co. Inc.

Closing Date: February 28, 2006.

Cut-off Date: February 1, 2006.

Cut-off Date Balance: $981,130,873.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

Due Date: With respect to each Mortgage Loan, the date in each month on which its scheduled payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the related Sale and Servicing Agreement.

Fitch: Fitch Inc., or its successors in interest.

Master Servicer: Wells Fargo Bank, National Association.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

2. * Please contact Bear Stearns for pricing information.

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Moody’s: Moody’s Investors Service, Inc., or its successors in interest.

Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

Mortgage File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

Mortgage Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

Mortgagor: The obligor(s) on a Mortgage Note.

Net Rate: For each Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan less the Servicing Fee Rate expressed as a per annum rate.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser.

Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Purchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to this Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, plus (c) any unreimbursed Monthly Advances and servicing advances payable to the Servicer of the Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

Rating Agencies: Fitch and Moody’s, each a “Rating Agency.”

Sale and Servicing Agreement: Shall have the meaning assigned to such term in the Appendix A to the Indenture.

Securities Act: The Securities Act of 1933, as amended.

Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Sale and Servicing Agreement; upon such substitution, such mortgage loan shall be a “Mortgage Loan” hereunder.

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Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

SECTION 28. Purchase and Sale of the Mortgage Loans and Related Rights.  a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

(ii) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Notes will take place on the Closing Date at the office of the Depositor’s counsel in New York, New York or such other place as the parties shall agree.

(iii) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

(iv) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Wells Fargo Servicing Agreement (other than its right to enforce the representations and warranties set forth therein).

SECTION 29. Mortgage Loan Schedules.  The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the “Preliminary Mortgage Loan Schedule”) setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the “Final Mortgage Loan Schedule”) setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the “Amendment”). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

SECTION 30. Mortgage Loan Transfer.

(i) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest due on or before the Cut-off Date but received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest due after the Cut-off Date but received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

4

(ii) Pursuant to the Mortgage Loan Purchase Agreement, the Purchaser, as seller, will sell, assign and transfer all of its right, title and interest in and to the Mortgage Loans to the Depositor. In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller’s own expense, within 30 days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Purchaser, by the Purchaser to the Depositor and by the Depositor to the Issuing Entity in accordance with this Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field “Pool Field” which identifies the series of the Notes issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Indenture unless and until such Mortgage Loan is repurchased in accordance with the terms of the Sale and Servicing Agreement.

SECTION 31. Examination of Mortgage Files.

(i) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Indenture Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller’s custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller’s compliance with the delivery and recordation requirements of this Agreement and the Sale and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, the Depositor, Bear Stearns and to any investors or prospective investors in the Notes information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Depositor, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller’s custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Depositor, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Depositor, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

(ii) Pursuant to the Custodial Agreement, on the Closing Date the Custodian, on behalf of the Indenture Trustee, for the benefit of the Noteholders, will acknowledge receipt of each Mortgage Loan, by delivery to the Mortgage Loan Seller, the Purchaser and the Issuing Entity of an initial certification in the form attached as Exhibit One to the Custodial Agreement.

5

(iii) Pursuant to the Custodial Agreement, within 90 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five days after the receipt by the Indenture Trustee or Custodian thereof), the Indenture Trustee will review or shall cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller, the Purchaser and the Indenture Trustee an interim certification substantially in the form of Exhibit Two to the Custodial Agreement. If the Indenture Trustee or the Custodian, as its agent, finds any document listed on Exhibit 1 not to have been executed or received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule or to appear defective on its face (a “Material Defect”), the Indenture Trustee or the Custodian, in accordance with the Custodial Agreement, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Indenture Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller fails to correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Custodial Agreement, within 90 days of the date of notice, provide the Indenture Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

(iv) Pursuant to the Custodial Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five days after the receipt by the Indenture Trustee thereof) the Indenture Trustee will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller, the Purchaser, the Depositor and the Indenture Trustee a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Indenture Trustee or the Custodian, as its agent, finds a Material Defect, the Indenture Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Indenture Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller fails to correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Sale and Servicing Agreement, within 90 days of the date of notice, provide the Indenture Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

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(v) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Sale and Servicing Agreement. At the time of any purchase or substitution, the Indenture Trustee in accordance with the terms of the Sale and Servicing Agreement will be required to (i) assign to the Mortgage Loan Seller and cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

SECTION 32. Recordation of Assignments of Mortgage.

(i) The Mortgage Loan Seller shall cause each assignment of the Security Instrument from the Mortgage Loan Seller to the Indenture Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agency or an Opinion of Counsel has been provided to the Indenture Trustee which states that the recordation of such assignments is not necessary to protect the interests of the Noteholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or a properly recorded assignment of the Mortgage, as the Mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Issuing Entity or the Indenture Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing transfer as described in Section 2.02 of the Sale and Servicing Agreement.

7

While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Indenture Trustee a certified copy of such Mortgage or assignment. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Indenture Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

(ii) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Indenture or the Sale and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser, the Issuing Entity or the Indenture Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Sale and Servicing Agreement and any subsequent assignment pursuant to the Indenture shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Indenture.

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SECTION 33. Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it, that:

(a) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

(b) immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

(c) Each Mortgage Loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

(d) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

(e) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Indenture Trustee on behalf of the Noteholders;

(f) no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Noteholders was utilized in selecting the Mortgage Loans;

(g) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

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(h) there is no mechanics’ lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xiii) below;

(i) as of the Cut-off Date, to the best of the Mortgage Loan Seller’s knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

(j) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

(k) to the best of the Mortgage Loan Seller’s knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

(l) to the best of the Mortgage Loan Seller’s knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

(m) a lender’s title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller’s knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Mortgage Loan Seller is the sole insured under such lender’s title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

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(n) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC;

(o) as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor’s cost and expense;

(p) each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G 2(a)(1); none of the Mortgage Loans are secured by an interest in a leasehold estate;

(q) each Mortgage Loan was originated with an initial mortgagee of record, or was originated in conformity with the underwriting standards of and purchased by a subsequent mortgagee, that was either (x) a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority or (y) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

(r) none of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) classified and/or defined as a “high cost home loan” under any federal, state or local law, including, but not limited to, the States of Georgia or North Carolina;

(s) the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

(t) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Standard & Poor’s LEVELS® Glossary, Version 5.6b Revised, Appendix E, attached hereto as Exhibit 6) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the “Georgia Fair Lending Act.”

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(u) each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

(v) each original Mortgage has been recorded or is in the process of being recorded in accordance with the requirements of Section 6.02 of the Sale and Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

(w) the related Mortgage File contains each of the documents and instruments listed in Exhibit 2 of this Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Exhibit;

(x) the Mortgage Loans are currently being serviced in accordance with accepted servicing practices;

(y) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan, and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination;

(z) none of the Mortgage Loans violate the Illinois Interest Act.

In addition to the representations and warranties set forth above, the Mortgage Loan Seller also represents and warrants to the Purchaser those certain representations and warranties concerning the Mortgage Loans as set forth in the Wells Fargo Servicing Agreement attached hereto as Exhibit 5.

It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser, the Issuing Entity or the Indenture Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Issuing Entity, the Noteholders or the Indenture Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser’s, the Issuing Entity’s, the Indenture Trustee’s and the Noteholder’s sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof. If there is a breach of a representation or warranty set forth in this Section 7 and the Mortgage Loan Seller fails to cure, purchase or substitute then, pursuant to the Assignment Agreement, Wells Fargo Bank, N.A. will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan.

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Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

SECTION 34. Representations and Warranties Concerning the Mortgage Loan Seller.  As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

(i) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s business as presently conducted or on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) the Mortgage Loan Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

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(v) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller could reasonably be expected to be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller’s ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 35. Representations and Warranties Concerning the Purchaser.  As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

(i) the Purchaser (i) is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign entity to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser’s business as presently conducted or on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) the Purchaser has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of formation or operating agreement of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

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(v) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SECTION 36. Conditions to Closing.

(i) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a) Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Sale and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

(b) The Notes to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to Bear Stearns.

(ii) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

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(b) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

(1) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

(2) The Trust Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

(3) The Sale and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

(4) The Indenture, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

(5) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Sale and Servicing Agreement, together with copies of the Purchaser’s articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date; and

(6) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Notes.

SECTION 37. Fees and Expenses.  Subject to Section 16 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller’s attorneys and the reasonable fees and expenses of the Purchaser’s attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Depositor’s Registration Statement based on the aggregate original principal amount of the Notes and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel’s fees and expenses in connection with any “blue sky” and legal investment matters, (v) the fees and expenses of the Indenture Trustee which shall include without limitation the fees and expenses of the Indenture Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Notes and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Indenture Trustee, (vi) the expenses for printing or otherwise reproducing the Notes, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Indenture Trustee) from the Mortgage Loan Seller to the Indenture Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Notes. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

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SECTION 38. Accountants’ Letters.

(i) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions “Summary of Prospectus Supplement—The Mortgage Loans” and “The Mortgage Pool” and in Schedule A thereto. Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions “Summary—The Mortgage Loans” and “The Mortgage Pool” and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption “Yield On The Offered Notes” in the Prospectus Supplement.

(ii) To the extent statistical information with respect to the Master Servicer’s or a Servicer’s servicing portfolio is included in the Prospectus Supplement under the caption “The Master Servicer and the Servicers,” a letter from the certified public accountant for the Master Servicer and such Servicer or Servicers will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

SECTION 39. Indemnification.

(i) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party. To the extent set forth in the Assignment Agreement, to the extent the Mortgage Loan Seller fails to indemnify the Purchaser for any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 hereof, Wells Fargo Bank, N.A. shall indemnify the Purchaser.

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(ii) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party.

(iii) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, such consent was not unreasonably withheld.

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(iv) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Notes and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

(v) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

SECTION 40. Notices.  All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038  (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to CSE Mortgage LLC, 4445 Willard Avenue, Chevy Chase, Maryland 20815 (Telecopy: (301) 841-2380), Attention: Chief Legal Officer; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

SECTION 41. Transfer of Mortgage Loans.  The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Issuing Entity, with the understanding that the Issuing Entity will then assign such rights to the Indenture Trustee pursuant to the Indenture, without the consent of the Mortgage Loan Seller, and, upon such assignment, the Indenture Trustee, as the ultimate assignee, shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Issuing Entity or the Indenture Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

SECTION 42. Termination.  This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser’s obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller’s obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

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SECTION 43. Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser, delivery by the Purchaser to the Issuing Entity and the pledge by the Issuing Entity to the Indenture Trustee on behalf of the Noteholders. Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller’s representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

SECTION 44. Severability.  If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

SECTION 45. Counterparts.  This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

SECTION 46. Amendment.  This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

SECTION 47. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Further Assurances.  Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

SECTION 48. Successors and Assigns.

This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller’s representations and warranties respecting the Mortgage Loans) to Issuing Entity and that the Issuing Entity may further assign such rights to the Indenture Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the “successor” of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

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SECTION 49. The Mortgage Loan Seller and the Purchaser. The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

SECTION 50. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

SECTION 51. No Partnership.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

EMC MORTGAGE CORPORATION

By:
Name:
Title:

CS OT I LLC

By:
Name:
Title:

EXHIBIT 1

CONTENTS OF MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

(i) with respect to each Mortgage Loan:

(a) The original Mortgage Note, endorsed without recourse to the order of the Indenture Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Indenture Trustee, or a lost note affidavit together with a copy of the related Mortgage Note;

(b) The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in Section 6.02 of the Sale and Servicing Agreement, shall be in recordable form);

(c) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to “U.S. Bank National Association, as Indenture Trustee”, with evidence of recording with respect to each Mortgage Loan in the name of the Indenture Trustee thereon (or if (A) the original Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Indenture, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording” or (B) the related Mortgaged Property is located in a state other than Maryland and an Opinion of Counsel has been provided as set forth in Section 2.01(b) of the Indenture, shall be in recordable form);

(d) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Mortgage Loan Seller with evidence of recording thereon;

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(e) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

(f) the original or copy of the policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance; and

(g) originals of all modification agreements, if applicable and available.

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EXHIBIT 2

MORTGAGE LOAN SCHEDULE INFORMATION

The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the city, state and zip code of the Mortgaged Property;

(c) the property type;

(d) the Mortgage Interest Rate;

(e) the Servicing Fee Rate;

(f) the Net Rate;

(g) the original term to maturity;

(h) the maturity date;

(i) the stated remaining term to maturity;

(j) the original principal balance;

(k) the first Payment Date;

(l) the Monthly Payment in effect as of the Cut-off Date;

(m) the unpaid Principal Balance as of the Cut-off Date;

(n) the Loan-to-Value Ratio at origination;

(o) the paid-through date;

(p) the insurer of any Primary Mortgage Insurance Policy;

(q) the Index and the Gross Margin, if applicable;

(r) the Maximum Lifetime Mortgage Rate, if applicable;

(s) the Minimum Lifetime Mortgage Rate, if applicable;

(t) the Periodic Rate Cap, if applicable;

(u) the number of days delinquent, if any; and

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(v) which Mortgage Loans adjust after an initial fixed-rate period of three, five, seven or ten years.

Such schedule also shall set forth for all the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (j) and (m) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (d), (e) and (f) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

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EXHIBIT 3

SCHEDULE OF LOST NOTES
Available Upon Request

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EXHIBIT 4

REVISED February 14, 2006

APPENDIX E - STANDARD & POOR’S PREDATORY LENDING CATEGORIES

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR’S HIGH COST LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003	High Cost Home Loan
Cleveland Heights, OH	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003	Covered Loan
Colorado
Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq.
Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002
Covered Loan
Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective October 1, 2001	High Cost Home Loan
District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after January 28, 2003	Covered Loan
Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective October 2, 2002	High Cost Home Loan
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq.	High Cost Home Loan

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State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Effective October 1, 2002 - March 6, 2003
Georgia as amended (Mar. 7, 2003 - current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003	High Cost Home Loan
HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34 Effective October 1, 1995, amendments October 1, 2002	High Cost Loan
Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)	High Risk Home Loan
Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999	High Loan to Value Consumer Loan (id. § 16a-3-207) and;
High APR Consumer Loan (id. § 16a-3-308a)
Kentucky	2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003	High Cost Home Loan
Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective September 29, 1995 and as amended from time to time	High Rate High Fee Mortgage
Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq.	High Cost Home Loan

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STANDARD & POOR’S HIGH COST LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Effective March 22, 2001 and amended from time to time
Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective October 1, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	High Cost Home Loan
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	High Cost Home Loan
New York	N.Y. Banking Law Article 6-l Effective for applications made on or after April 1, 2003	High Cost Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	High Cost Home Loan
Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002	Covered Loan
Oklahoma	Consumer Credit Code (codified in various sections of Title 14A) Effective July 1, 2000; amended effective January 1, 2004	Subsection 10 Mortgage
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code	High Cost Home Loan

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STANDARD & POOR’S HIGH COST LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004
West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002	West Virginia Mortgage Loan Act Loan

STANDARD & POOR’S COVERED LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 - March 6, 2003	Covered Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective November 27, 2003 - July 5, 2004	Covered Home Loan

STANDARD & POOR’S HOME LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
Georgia (Oct. 1, 2002 - Mar. 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective October 1, 2002 - March 6, 2003	Home Loan
New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after November 27, 2003	Home Loan

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STANDARD & POOR’S HOME LOAN CATEGORIZATION

State/Jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under Applicable Anti-Predatory Lending Law
New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of January 1, 2004; Revised as of February 26, 2004	Home Loan
North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)	Consumer Home Loan
South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after January 1, 2004	Consumer Home Loan

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Exhibit 5

WELLS FARGO SERVICING AGREEMENT

REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL MORTGAGE LOANS

As to each Mortgage Loan, the Mortgage Loan Seller hereby represents and warrants to the Purchaser that as of the Closing Date:

(ii) Mortgage Loans as Described.

The information set forth in the respective Mortgage Loan Schedule and the information contained on the respective Electronic Data File delivered to the Purchaser is true and correct;

(iii) Payments Current.

All payments required to be made up to the Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment under any Mortgage Loan has been thirty (30) days delinquent more than one time within twelve (12) months prior to the Closing Date;

(iv) No Outstanding Charges.

There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(v) Original Terms Unmodified.

The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement was delivered to the Custodian pursuant to the terms of the Custodial Agreement;

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(vi) No Defenses.

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii) No Satisfaction of Mortgage.

The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(viii) Validity of Mortgage Documents.

The Mortgage Note and the Mortgage and documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

With respect to each Cooperative Loan, the Mortgage Note, the Mortgage, the Pledge Agreement, and documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage, the Pledge Agreement, the Proprietary Lease, the Stock Power, Recognition Agreement and the Assignment of Proprietary Lease had legal capacity to enter into the Mortgage Loan and to execute and deliver such documents, and such documents have been duly and properly executed by such parties;

(ix) No Fraud.

No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Mortgage Loan Seller, or the Mortgagor, or to the best of the Mortgage Loan Seller’s knowledge, any appraiser, any builder, or any developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(x) Compliance with Applicable Laws.

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit and privacy protection, equal credit opportunity, disclosure or predatory and abusive lending laws applicable to the Mortgage Loan have been complied with, and the Mortgage Loan Seller shall maintain in its possession, available for the Purchaser’s inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

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(xi) Location and Type of Mortgaged Property.

The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single, contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or a Cooperative Apartment, or an individual unit in a planned unit development or a townhouse, provided, however, any condominium project or planned unit development shall conform with the applicable Fannie Mae requirements, or the underwriting guidelines of the Mortgage Loan Seller, regarding such dwellings, and no residence or dwelling is a mobile home. As of the respective date of the appraisal for each Mortgaged Property, any Mortgaged Property being used for commercial purposes conforms to the underwriting guidelines of the Mortgage Loan Seller and, to the best of the Mortgage Loan Seller’s knowledge, since the date of such appraisal, no portion of the Mortgage Property has been used for commercial purposes outside of the underwriting guidelines of the Mortgage Loan Seller;

(xii) Valid First Lien.

The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

(1) the lien of current real property taxes and assessments not yet due and payable;

(2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

(3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Mortgage Loan Seller has full right to sell and assign the same to the Purchaser;

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With respect to each Cooperative Loan, each Pledge Agreement creates a valid, enforceable and subsisting first security interest in the Cooperative Shares and Proprietary Lease, subject only to (i) the lien of the Cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (ii) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Pledge Agreement; provided, however, the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Project;

(xiii) Full Disbursement of Proceeds.

The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xiv) Consolidation of Future Advances.

Any future advances made prior to the Cut-off Date, have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other’ title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Seller shall not make future advances after the Cut-Off Date;

(xv) Ownership.

The Mortgage Loan Seller is the sole owner of record and holder’ of the Mortgage Loan and the Mortgage Note and the Mortgage are not assigned or pledged, and the Mortgage Loan Seller has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Mortgage Loan Seller is transferring the Mortgage Loan flee and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

(xvi) Origination/Doing Business.

The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance Mortgage Loan Seller, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under’ the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

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(xvii) LTV, PMI Policy.

Each Mortgage Loan has an LTV as set forth in the Mortgage Loan Schedule and Electronic Data File. Except as indicated on the Electronic Data File, those Mortgage Loans with an LTV greater than 80% at the time of origination, a portion of the unpaid principal balance of the Mortgage Loan is and will be insured as to payment defaults by a PMI Policy. If the Mortgage Loan is insured by a PMI Policy for which the Mortgage pays all premiums, the coverage will remain in place until (i) the LTV is decreased to 78% or (ii) the PMI Policy is otherwise terminated pursuant to the Homeowners Protection Act of 1998, 12 USC 4901, et seq. All provisions of such PMI Policy and LPMI Policy have been and are being complied with, such PMI Policy and LPMI Policy is in full force and effect, and all premiums due thereunder have been paid. The Qualified Insurer has a claims paying ability acceptable to Fannie Mae or Freddie Mac. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor or in the case of an LPMI Policy, obligates the Mortgage Loan Seller, thereunder to maintain the PMI Policy or LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium. No prior holder of the Mortgage, including the Mortgage Loan Seller, has done, by act or omission, anything which would impair the coverage of such PMI Policy or LPMI Policy;

(xviii) Title Insurance.

The Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Mortgage Loan Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of Paragraph (k) of this Section 3.02, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. The Mortgage Loan Seller is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the Mortgage, including the Mortgage Loan Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xix) No Defaults.

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Mortgage Loan Seller nor its predecessors have waived any default, breach, violation or event of acceleration;

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(xx) No Mechanics’ Liens.

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage which are not insured against by the title insurance policy referenced in Paragraph (q) above;

(xxi) Location of Improvements No Encroachments.

Except as insured against by the title insurance policy referenced in Paragraph (q) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(xxii) Payment Terms.

Except with respect to the Interest Only Mortgage Loans, principal payments commenced no more than 60 days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. As to each adjustable rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125% indicated by the Mortgage Note; provided that the Mortgage Interest Rate will not increase or decrease by more than 2.00% on any Adjustment Date, and will in no event exceed the maximum Mortgage Interest Rate or be lower than the minimum Mortgage Interest Rate listed on the Mortgage Loan Schedule for such Mortgage Loan. Each adjustable rate Mortgage Note requires a monthly payment which is sufficient, during the period prior to the first adjustment to the Mortgage Interest Rate, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the Mortgage Interest Rate; provided however, with respect to any Interest Only Mortgage Loans, the Mortgage Note allows a Monthly Payment of interest only during the period prior to the first Adjustment Date and upon the first adjustment to the Mortgage Interest Rate, the Mortgage Note requires a Monthly Payment of principal and interest, sufficient to fully amortize the outstanding principal balance over the then remaining term of such Mortgage Loan. As to each adjustable rate Mortgage Loan, if the Mortgage Interest Rate changes on an adjustment date, the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

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(xxiii) Customary Provisions.

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(xxiv) Occupancy of the Mortgaged Property.

As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law;

(xxv) No Additional Collateral.

The Mortgage Note is not and has not been secured by any collateral, pledged account, except as indicated on the Electronic Data File, or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (k) above;

(xxvi) Deeds of Trust.

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxvii) Acceptable Investment.

The Mortgage Loan Seller has no knowledge of any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

(a) Transfer of Mortgage Loans.

If the Mortgage Loan is not a MERS Mortgage Loan, the Assignment upon the insertion of the name of the assignee and recording information is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

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(b) Mortgaged Property Undamaged.

The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(c) Collection Practices; Escrow Deposits.

The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all material respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Mortgage Loan Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments due the Mortgage Loan Seller have been capitalized under the Mortgage Note;

(d) No Condemnation.

There is no proceeding pending or to the best of the Mortgage Loan Seller’s knowledge threatened for the total or partial condemnation of the Mortgaged Property;

(e) The Appraisal.

The Servicing File contains an appraisal of the Mortgaged Property. As to each Time$aver® Mortgage Loan, the appraisal may be from the original of the existing Mortgage Loan Seller-serviced loan, which was refinanced via such Time$aver® Mortgage Loan. The appraisal was conducted by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and the appraiser both satisfy the applicable requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

(f) Insurance.

The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10, in an amount which is at least equal to the lesser of (a) 100% of the insurable value, on a replacement cost basis, of the improvements on the Mortgaged Property, and (b) the greater of (i) the outstanding principal balance of the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Mortgage Loan Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Mortgage Loan Seller has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

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(g) Servicemembers’ Civil Relief Act.

The Mortgagor has not notified the Mortgage Loan Seller, and the Mortgage Loan Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act, as amended;

(h) No Graduated Payments or Contingent Interests.

The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(i) No Construction Loans.

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgage Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

(j) Underwriting.

Each Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Mortgage Loan Seller, which were in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

(k) Buydown Mortgage Loans.

With respect to each Mortgage Loan that is a Buydown Mortgage Loan:

(i) On or before the date of origination of such Mortgage Loan, the Mortgage Loan Seller and the Mortgagor, or the Mortgage Loan Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Mortgage Loan Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the Mortgage Note will increase within the Buydown Period as provided in the Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the Mortgage Note. The Buydown Mortgage Loan satisfies the requirements of Fannie Mae or Freddie Mac guidelines;

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(ii) The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement and, if the Buydown Funds were provided by the Mortgage Loan Seller and if required under Fannie Mae or Freddie Mac guidelines, the terms of the Buydown Agreement were disclosed to the appraiser of the Mortgaged Property;

(iii) The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan;

(iv) As of the date of origination of the Mortgage Loan, the provisions of the Buydown Agreement complied with the requirements of Fannie Mae or Freddie Mac regarding buydown agreements.

(l) Delivery of Custodial Mortgage Files.

Any documents required to be delivered by the Mortgage Loan Seller under this Agreement have been delivered to the Custodian. The Mortgage Loan Seller is in possession of a complete, true and accurate Retained Mortgage File and Custodial Mortgage File in compliance with Exhibit C hereto;

(m) No Violation of Environmental Laws.

There is no pending action or proceeding directly involving any Mortgaged Property of which the Mortgage Loan Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Mortgage Loan Seller’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(n) No Bankruptcy.

No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and to the best of the Mortgage Loan Seller’s knowledge, as of the Closing Date, the Mortgage Loan Seller has not received notice that any Mortgagor is a debtor under any state or federal bankruptcy or insolvency proceeding;

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(o) HOEPA.

No Mortgage Loan is a High Cost Loan or Covered Loan;

(p) Cooperative Loans.

With respect to each Cooperative Loan:

(i) The Cooperative Shares are held by a person as a tenant-stockholder in a Cooperative. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first lien and security interest in the Cooperative Loan and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document to the Cooperative Loan and delivered to Purchaser or its designee establishes in Purchaser a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and Purchaser has full right to sell and assign the same. The Proprietary Lease term expires no less than five years after the Mortgage Loan term or such other term acceptable to Fannie Mae or Freddie Mac;

(ii) A Cooperative Lien Search has been made by a Mortgage Loan Seller competent to make the same which Mortgage Loan Seller is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the Cooperative is located;

(iii) (a) The term of the Proprietary Lease is not less than the terms of the Cooperative Loan; (b) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative; (c) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease; (d) the Cooperative has been created and exists in full compliance with the requirements for residential cooperatives in the jurisdiction in which the Project is located and qualifies as a cooperative housing corporation under Section 210 of the Code; (e) the Recognition Agreement is on a form published by Aztech Document Services, Inc. or includes similar provisions; and (f) the Cooperative has good and marketable title to the Project, and owns the Project either in fee simple or under a leasehold that complies with the requirements of the Fannie Mae Guidelines; such title is free and clear of any adverse liens or encumbrances, except the lien of any blanket mortgage;

(iv) The Mortgage Loan Seller has the right under the terms of the Mortgage Note, Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

(v) Each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative if the Mortgage Loan Seller undertakes to convert the ownership of the collateral securing the Cooperative Loan;

(q) Georgia Fair Lending Act.

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There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

(r) Methodology.

The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

(s) Imposition of a Premium.

With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (ii) notwithstanding any state or federal law to the contrary, the Mortgage Loan Seller shall recommend that such prepayment premium is not imposed in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments;

(t) Single Premium Credit Life.

No Mortgagor’ was required to purchase any single premium credit insurance policy (e.g. life, disability, accident, unemployment or health insurance products) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g. life, disability, accident, unemployment or’ health insurance product) as part of the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

(u) No Arbitration Provision.

With respect to each Mortgage Loan, neither’ the Mortgage nor the Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

(v) Credit Reporting.

With respect to each Mortgage Loan, the Mortgage Loan Seller has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e. favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Mortgage Loan Seller (three of the credit repositories), on a monthly basis; and

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(w) Illinois Interest Act.

Any Mortgage Loan with a Mortgaged Property in the State of Illinois complies with the Illinois Interest Act.

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SCHEDULE A
REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

Public Notes

Class	Fitch	Moody’s
Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class A-3	AAA	Aaa
Class A-4	AAA	Aaa

None of the above ratings has been lowered since the respective dates of such letters.

Private Notes

Class	Fitch	Moody’s
Class X	AA+	NR
Class B-1	AA	NR
Class B-2	A	NR
Class B-3	BBB	NR
Class B-4	BB	NR
Class B-5	B	NR
Class B-6	NR	NR

None of the above ratings has been lowered since the respective dates of such letters.

A-1

SCHEDULE B

MORTGAGE LOAN SCHEDULE

[Provided upon request]

A-1

EXHIBIT F

SERVICING CRITERIA TO BE ADDRESSED IN

ASSESSMENT OF COMPLIANCE

F-1

EXHIBIT G

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

G-1

EXHIBIT H

ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as [Master Servicer] [Securities Administrator]

Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380

E-mail: cts.sec.notifications@wellsfargo.com

Attn: Corporate Trust Services - BSABS I 2006-1-SEC REPORT PROCESSING

RE: **Additional Form [ ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 3.17(D)(iv) of the Sale and Servicing Agreement, dated as of February 1, 2006, among the Depositor, Bear Stearns ARM Trust 2006-1, as Issuing Entity, CS OT I LLC, as Seller, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, U.S. Bank National Association as Indenture Trustee and CSE Mortgage LLC as Sponsor and EMC Mortgage Corporation as Mortgage Loan Seller and Company. The Undersigned, as Securities Administrator, hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

[NAME OF PARTY]
as [role]

By: __________________
Name:
Title:

H-1

EXHIBIT I

FORM OF BACK-UP CERTIFICATION

RE: The [ ] agreement dated as of [ ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Indenture Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:
(1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Indenture Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Indenture Trustee];

(4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

I-1

Date: _________________________

By:

Name:  ________________________________

Title:  ________________________________

I-2